                           Prudential [LOGO] Financial

                        Prudential Financial, Inc. (PRU)

--------------------------------------------------------------------------------

                         Quarterly Financial Supplement

                          FINANCIAL SERVICES BUSINESSES
                               SECOND QUARTER 2002


--------------------------------------------------------------------------------

 Reference is made to Prudential Financial, Inc.'s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

--------------------------------------------------------------------------------

                                        i                         August 6, 2002

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                    CONTENTS

                                                                                                                           Page
                                                                                                                         --------
        HIGHLIGHTS
          Financial Highlights                                                                                              1-2
          Operations Highlights                                                                                               3

        FINANCIAL SERVICES BUSINESSES
          Combined Statements of Operations                                                                                   4
          Combined Balance Sheets                                                                                             5
          Combining Statements of Operations by Division (Quarter)                                                            6
          Combining Statements of Operations by Division (Year-to-Date)                                                       7
          Combining Balance Sheets by Division                                                                                8
          Short-Term Debt                                                                                                     9
          Long-Term Debt                                                                                                     10

        U.S. CONSUMER DIVISION
          Combined Statements of Operations                                                                                  11
          Combining Statements of Operations (Quarter)                                                                       12
          Combining Statements of Operations (Year-to-Date)                                                                  13
          Life Insurance Sales and Retail Investments Segment Mutual Funds, Wrap-fee Products and
            Annuity Sales and Assets Under Management                                                                        14
          Life Insurance, Retail Investments Segment Mutual Funds, Wrap-fee Products and Annuity
            Sales by Distribution Channel                                                                                    15
          Account Value Activity                                                                                             16
          Deferred Policy Acquisition Costs                                                                                  17
          Supplementary Information for Individual Life Insurance and Private Client Group                                   18
          Supplementary Information for Property and Casualty Insurance                                                      19

        EMPLOYEE BENEFITS DIVISION
          Combined Statements of Operations                                                                                  20
          Combining Statements of Operations                                                                                 21
          Sales Results and Assets Under Management                                                                          22
          Supplementary Information                                                                                          23

        INTERNATIONAL DIVISION
          Combined Statements of Operations                                                                                  24
          Combining Statements of Operations                                                                                 25
          Sales Results and Supplementary Information                                                                     26-27

        ASSET MANAGEMENT DIVISION
          Combined Statements of Operations                                                                                  28
          Combining Statements of Operations                                                                                 29
          Assets Under Management - Investment Management and Advisory Services Segment                                      30

        INVESTMENT PORTFOLIO
          Investment Portfolio Composition                                                                                   31
          Financial Services Businesses Investment Portfolio Composition - Japanese Insurance
            Operations and Excluding Japanese Insurance Operations                                                           32
          Financial Services Businesses Investment Results                                                                   33
          Financial Services Businesses Investment Results - Japanese Insurance Operations                                   34
          Financial Services Businesses Investment Results - Excluding Japanese Insurance Operations                         35

        KEY DEFINITIONS AND FORMULAS                                                                                      36-38

        RATINGS AND INVESTOR INFORMATION                                                                                     39

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)

   Year-to-date        %                                                                    2001                        2002
------------------                                                              ------------------------------   ------------------
  2002      2001    Change                                                        2Q           3Q        4Q        1Q         2Q
--------  --------                                                              --------     -------   -------   -------    -------
                              Financial Services Businesses:
                              Pre-tax adjusted operating income by division:
    288        276      4%      U. S. Consumer Division                               82          47       (13)      171        117
    160        156      3%      Employee Benefits Division                            52           3        24        66         94
    376        218     72%      International Division                               120         180       125       200        176
    119        110      8%      Asset Management Division                             32          45        64        63         56
     58         74    -22%      Corporate and other operations                        75         (19)      (27)       23         35
-------   --------                                                              --------     -------   -------   -------    -------
  1,001        834     20%         Total pre-tax adjusted operating income           361         256       173       523        478
    365        278     31%    Income taxes (1)                                       101         153        68       191        174
-------   --------                                                              --------     -------   -------   -------    -------
                              Financial Services Businesses after-tax adjusted
    636        556     14%     operating income                                      260         103       105       332        304
-------   --------                                                              --------     -------   -------   -------    -------

                              Items excluded from adjusted operating income:
                                 Realized investment gains (losses), net of
   (439)       318    -238%       related adjustments                                 75        (322)     (132)      (96)      (343)
      2        (82)    102%      Divested businesses                                 (60)        (40)      (25)       (8)        10
      -       (162)    100%      Demutualization costs and expenses (2)             (117)        (37)     (389)        -          -
-------   --------                                                              --------     -------   -------   -------    -------
                                    Total items excluded from adjusted
   (437)        74    -690%          operating income, before income taxes          (102)       (399)     (546)     (104)      (333)
                                 Income taxes, including mutual insurance
   (159)       (23)   -591%       company tax                                        (92)       (348)      (22)      (35)      (124)
-------   --------                                                              --------     -------   -------   -------    -------
                                    Total items excluded from adjusted
   (278)        97    -387%          operating income, after income taxes            (10)        (51)     (524)      (69)      (209)
-------   --------                                                              --------     -------   -------   -------    -------
                              Income (loss) from continuing operations
    358        653     -45%    (after-tax) of Financial Services Businesses          250          52      (419)      263         95
                              Income from discontinued operations, net of
      -          -      -      taxes                                                   -           -        16         -          -
-------   --------                                                              --------     -------   -------   -------    -------
                              Net income (loss) of Financial Services
    358        653     -45%    Businesses                                            250          52      (403)      263         95
=======   ========                                                              ========     =======   =======   =======    =======

                              Earnings per share of Common Stock (diluted):
   1.12       0.95                 Adjusted operating income                        0.45        0.18      0.18      0.58       0.54
   0.65       1.12                 Income (loss) from continuing operations         0.43        0.09     (0.72)     0.46       0.19
   0.65       1.12                 Net income (loss)                                0.43        0.09     (0.69)     0.46       0.19

                              Weighted average number of outstanding Common
  585.2      583.6             shares (diluted basis)                              583.6       583.6     583.7     585.1      585.2

   6.92%                      Operating Return on Average Equity (3)                                                7.17%      6.66%

                              Reconciliation to Consolidated Net Income of
                               Prudential Financial, Inc:
                              Net income (loss) of Financial Services
    358        653             Businesses (above)                                    250          52      (403)      263         95
   (273)       (21)           Net loss of Closed Block Business (4)                  (55)       (332)     (103)     (110)      (163)
-------   --------                                                              --------     -------   --------  -------    -------
     85        632            Consolidated net income (loss)                         195        (280)     (506)      153        (68)
=======   ========                                                              ========     =======   ========  =======    =======

                              Direct equity adjustments for earnings per share
     21                        calculation                                                                             7         14

(1) Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2) Demutualization costs and expenses for the quarter ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3) As a result of the establishment of the Closed Block Business concurrently with the demutualization on December 18, 2001, attributed equity as of the end of periods prior to December 31, 2001 is not comparable to attributed equity at that date and thereafter and, therefore, Operating Return on Average Equity is not presented for periods prior to 2002.
(4) Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)

      Year-to-date                                                                          2001                       2002
------------------------                                                          ----------------------------- -------------------
  2002            2001                                                               2Q        3Q        4Q        1Q        2Q
--------        --------                                                          --------- --------- --------- --------- ---------
                         Financial Services Businesses Capitalization Data (1):
                          Short-term debt                                            9,440     9,720     5,405     6,515     4,221
                          Long-term debt                                             3,047     2,983     3,554     3,350     3,003
                          Equity Security Units (2)                                      -         -       690       690       690

                          Attributed Equity:
                            Including accumulated other comprehensive income        14,787    14,683    19,646    19,453    20,258
                            Excluding unrealized gains and losses on investments    13,822    13,433    18,803    19,034    19,144
                            Excluding accumulated other comprehensive income        13,960    13,581    19,083    19,289    19,321

                          Total Capitalization:
                            Including accumulated other comprehensive income        17,834    17,666    23,890    23,493    23,951
                            Excluding unrealized gains and losses on investments    16,869    16,416    23,047    23,074    22,837
                            Excluding accumulated other comprehensive income        17,007    16,564    23,327    23,329    23,014

                          Book value per share of Common Stock:
                            Including accumulated other comprehensive income                             33.59     33.25     34.72
                            Excluding unrealized gains and losses on investments                         32.15     32.53     32.81
                            Excluding accumulated other comprehensive income                             32.63     32.97     33.12

                            Number of diluted shares at end of period                                    584.8     585.1     583.4

                         Common Stock Price Range:
 35.75                      High                                                                         33.19     32.09     35.75
 30.05                      Low                                                                          29.30     30.05     31.05
 33.36                      Close                                                                        33.19     31.05     33.36

                         Common Stock market capitalization  (1)                                        19,369    18,143    19,448


                   (1) As of end of period.
                   (2) Guaranteed minority interest in Trust holding solely
                       debentures of Parent, as reported in combined balance sheet.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

                              OPERATIONS HIGHLIGHTS

 Year-to-date                                                                                       2001                 2002
-------------                                                                             ------------------------ ----------------
 2002   2001                                                                                 2Q       3Q     4Q      1Q       2Q
------ ------                                                                             -------  ------- ------- ------- --------
               Assets Under Management and Administration ($ billions)  (1) (2):

                Assets Under Management :
                 Managed by Asset Management Division (3):
                   Retail customers                                                          99.8     92.8    96.5    92.3     84.8
                   Institutional customers                                                   90.7     84.9    89.1    86.2     83.5
                   General account (4)                                                      109.3    110.1   113.8   111.7    116.0
                                                                                          -------  ------- ------- -------  -------
                    Total managed by Asset Management Division (4) (5)                      299.8    287.8   299.4   290.2    284.3
                 Managed by Retail Investments or Private Client Group segments:
                   Non-proprietary wrap-fee and other domestic assets under management       51.3     45.0    49.3    50.6     46.2
                 International (4) (6)                                                       42.4     40.5    39.3    38.0     37.9
                                                                                          -------  ------- ------- -------  -------
                    Total assets under management                                           393.5    373.3   388.0   378.8    368.4
                 Client assets under administration (7)                                     212.3    190.9   201.6   201.2    188.4
                                                                                          -------  ------- ------- -------  -------
                    Total assets under management and administration                        605.8    564.2   589.6   580.0    556.8
                                                                                          =======  ======= ======= =======  =======

                Distribution Representatives (1):
                 Prudential Agents                                                          5,049    4,928   4,387   4,469    4,551
                 Financial Advisors (domestic and international)                            6,497    6,366   6,159   5,859    5,504
                 International Life Planners                                                3,690    3,999   4,104   4,098    4,207
                 Gibraltar Life Advisors                                                    7,230    6,596   6,121   5,726    5,525


                Distribution Representative Productivity:
    37     29    Prudential Agent productivity ($ thousands)                                   30       28      37      34       38
   364    351    Financial Advisor Productivity (domestic; $ thousands)                       338      316     327     367      363


                Third Party Distribution ($ millions):
   118     98    Individual Life Insurance sales (8)                                           43      123      31      25       93
 1,510  2,019    Retail Investments gross sales (9)                                         1,525      494     546     467    1,043

                (1) As of end of period.
                (2) At fair market value.
                (3) Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.
                (4) Reflects, as of June 30, 2002, Asset Management division's assumption of management of $3.5 billion of assets of International Insurance operations which were previously reflected in International assets.
                (5) Includes assets of International Insurance operations and International retail customer assets managed by Asset Management division.
                (6) Primarily general account assets of International Insurance operations other than those managed by Asset Management division.
                (7) Includes International customer client assets.
                (8) Statutory first year premiums and deposits for Individual Life Insurance segment products by third-party channel.
                (9) Gross sales of mutual funds, wrap-fee products, and annuities by third party channel.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

        COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)

    Year-to-date         %                                                                   2001                      2002
-------------------                                                             -----------------------------   -------------------
  2002       2001     Change                                                       2Q        3Q        4Q           1Q        2Q
--------   --------                                                             --------  --------  ---------   ---------   -------
                              Revenues (1):
   4,612      3,625     27%     Premiums                                           2,014     2,241      2,361       2,278     2,334
     846        875     -3%     Policy charges and fee income                        483       474        454         434       412
   2,605      2,649     -2%     Net investment income                              1,352     1,288      1,302       1,249     1,356
                                Commissions, investment management
   2,152      2,272     -5%      fees, and other income                            1,164       992      1,092       1,095     1,057
--------   --------                                                             --------  --------  ---------   ---------   -------
  10,215      9,421      8%        Total revenues                                  5,013     4,995      5,209       5,056     5,159
--------   --------                                                             --------  --------  ---------   ---------   -------

                              Benefits and Expenses (1):

   4,523      3,684     23%     Insurance and annuity benefits                     2,073     2,279      2,296       2,206     2,317
                                Interest credited to policyholders'
     829        804      3%      account balances                                    422       432        434         414       415
     106        208    -49%     Interest expense                                     100        70         48          56        50
    (698)      (656)    -6%     Deferral of acquisition costs                       (343)     (325)      (344)       (340)     (358)
     512        454     13%     Amortization of acquisition costs                    212       255        224         239       273
                                Securities operations non-interest
   1,453      1,692    -14%      expenses                                            875       771        816         722       731
   2,489      2,401      4%     General and administrative expenses                1,313     1,257      1,562       1,236     1,253
--------   --------                                                             --------  --------  ---------   ---------   -------
   9,214      8,587      7%        Total benefits and expenses                     4,652     4,739      5,036       4,533     4,681
--------   --------                                                             --------  --------  ---------   ---------   -------

                              Adjusted operating income before
   1,001        834     20%    income taxes                                          361       256        173         523       478
--------   --------                                                             --------  --------  ---------  ----------   -------

                              Items excluded from adjusted
                               operating income before income taxes:
                                Realized investment gains (losses), net of
    (440)       329   -234%      related adjustments                                  82      (326)      (165)       (101)     (339)
       1        (11)   109%     Related charges                                       (7)        4         33           5        (4)
--------   --------                                                             --------  --------  ---------   ---------   -------
                                Total realized investment gains
    (439)       318   -238%      (losses), net of related adjustments                 75      (322)      (132)        (96)     (343)
--------   --------                                                             --------  --------  ---------   ---------   -------

       2        (82)   102%     Divested businesses                                  (60)      (40)       (25)         (8)       10
       -       (162)   100%     Demutualization costs and expenses                  (117)      (37)      (389)          -         -
--------   --------                                                             --------  --------  ---------   ---------   -------
                                   Total items excluded from adjusted
    (437)        74   -690%         operating income before income taxes            (102)     (399)      (546)       (104)     (333)
--------   --------                                                             --------  --------  ---------   ---------   -------

                              Income (loss) from continuing operations
     564        908    -38%    before income taxes                                   259      (143)      (373)        419       145
     206        255    -19%   Income tax expense (benefit)                             9      (195)        46         156        50
--------   --------                                                             --------  --------  ---------   ---------   -------
                              Income (loss) from continuing operations,
     358        653    -45%    after-tax                                             250        52       (419)        263        95
========   ========                                                             ========  ========  =========   =========   =======

(1) Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

              COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES
                                   (in millions)

                                                                            06/30/2001  09/30/2001 12/31/2001 03/31/2002 06/30/2002
                                                                            ----------  ---------- ---------- ---------- ----------

  Assets:
    Investments:
      Fixed maturity securities available for sale, at fair value
       (amortized cost $67,706; $66,031; $67,276; $69,840; $70,745)             68,768      68,018     68,880     70,687     72,700
      Fixed maturity held to maturity, at amortized cost
       (fair value $562; $555; $395; $373; $2,293)                                 538         532        374        354      2,268
      Trading account assets, at fair value                                      5,752       5,199      5,043      6,286      6,038
      Equity securities available for sale, at fair value
       (cost $3,462; $2,072; $1,671; $1,620; $1,748)                             3,634       2,026      1,688      1,687      1,868
      Commercial loans                                                          13,977      12,756     13,624     13,011     12,752
      Policy loans                                                               3,033       3,008      2,812      2,854      2,982
      Securities purchased under agreements to resell                            6,169       4,480      4,421      7,137      5,136
      Cash collateral for borrowed securities                                    3,422       3,963      5,210      5,628      5,530
      Other long-term investments                                                4,023       3,811      4,336      4,253      4,216
      Short-term investments                                                     2,960       2,773      2,972      3,095      2,848
                                                                             ---------   ---------  ---------  ---------  ---------
        Total investments                                                      112,276     106,566    109,360    114,992    116,338
    Cash and cash equivalents                                                   11,555      13,209     16,900     10,282      8,344
    Accrued investment income                                                      975         977      1,059      1,027      1,069
    Broker-dealer related receivables                                            8,773       9,119      7,802      7,017      7,091
    Deferred policy acquisition costs                                            5,445       5,525      5,538      5,660      5,859
    Other assets                                                                11,500      13,798     13,488     15,692     16,213
    Separate account assets                                                     79,697      74,523     77,158     78,515     75,101
                                                                             ---------   ---------  ---------  ---------  ---------
        Total assets                                                           230,221     223,717    231,305    233,185    230,015
                                                                             =========   =========  =========  =========  =========

  Liabilities:
    Future policy benefits                                                      40,756      40,729     39,752     38,403     40,319
    Policyholders' account balances                                             38,498      37,936     37,944     37,559     38,916
    Unpaid claims and claim adjustment expenses                                  3,516       3,478      3,408      3,353      3,352
    Securities sold under agreements to repurchase                              10,262       9,479      9,280     11,704     10,557
    Cash collateral for loaned securities                                        7,626       6,264      7,650      8,256      8,959
    Income taxes payable                                                         1,006       1,550      1,085      1,102      1,609
    Broker-dealer related payables                                               5,206       6,571      6,445      5,581      6,076
    Securities sold but not yet purchased                                        3,979       3,057      2,791      4,561      3,185
    Short-term debt                                                              9,440       9,720      5,405      6,515      4,221
    Long-term debt                                                               3,047       2,983      3,554      3,350      3,003
    Other liabilities                                                           12,401      12,744     16,497     14,143     13,769
    Separate account liabilities                                                79,697      74,523     77,158     78,515     75,101
                                                                             ---------   ---------  ---------  ---------  ---------
        Total liabilities                                                      215,434     209,034    210,969    213,042    209,067
                                                                             ---------   ---------  ---------  ---------  ---------

  Guaranteed minority interest in Trust holding solely debentures of Parent          -           -        690        690        690

  Attributed Equity:
    Accumulated other comprehensive income                                         827       1,102        563        164        937
    Other attributed equity                                                     13,960      13,581     19,083     19,289     19,321
                                                                             ---------   ---------  ---------  ---------  ---------
       Total attributed equity                                                  14,787      14,683     19,646     19,453     20,258
                                                                             ---------   ---------  ---------  ---------  ---------

  Total liabilities and attributed equity                                      230,221     223,717    231,305    233,185    230,015
                                                                             =========   =========  =========  =========  =========



Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudentail [LOGO] Financial

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)

                                                                              Quarter Ended June 30, 2002
                                                     -----------------------------------------------------------------------------
                                                        Total
                                                      Financial      U.S.       Employee                     Asset      Corporate
                                                      Services     Consumer     Benefits   International   Management   and Other
                                                     Businesses    Division     Division      Division      Division    Operations
                                                     ----------    --------     --------   -------------   ----------   ----------

Revenues (1):
  Premiums                                                2,334         605          725           1,006            -           (2)
  Policy charges and fee income                             412         308           61              49            -           (6)
  Net investment income                                   1,356         285          697             185           14          175
  Commissions, investment management
   fees, and other income                                 1,057         684          114             142          285         (168)
                                                     ----------    --------     --------   -------------   ----------   ----------
     Total revenues                                       5,159       1,882        1,597           1,382          299           (1)
                                                     ----------    --------     --------   -------------   ----------   ----------

Benefits and Expenses (1):
  Insurance and annuity benefits                          2,317         570          917             799            -           31
  Interest credited to policyholders'
   account balances                                         415          96          295              24            -            -
  Interest expense                                           50           1            1               -            2           46
  Deferral of acquisition costs                            (358)       (222)         (10)           (147)           -           21
  Amortization of acquisition costs                         273         246            8              44            -          (25)
  Securities operations non-interest expenses               731         542            -             119           71           (1)
  General and administrative expenses                     1,253         532          292             367          170         (108)
                                                     ----------    --------     --------   -------------   ----------   ----------
    Total benefits and expenses                           4,681       1,765        1,503           1,206          243          (36)
                                                     ----------    --------     --------   -------------   ----------   ----------

Adjusted operating income before income taxes               478         117           94             176           56           35
                                                     ==========    ========     ========   =============   ==========   ==========

                                                                              Quarter Ended June 30, 2001
                                                     -----------------------------------------------------------------------------

                                                        Total
                                                      Financial      U.S.       Employee                     Asset      Corporate
                                                      Services     Consumer     Benefits   International   Management   and Other
                                                     Businesses    Division     Division      Division      Division    Operations
                                                     ----------    --------     --------   -------------   ----------   ----------
Revenues (1):
  Premiums                                                2,014         575          622             817            -            -
  Policy charges and fee income                             483         321           55             111            -           (4)
  Net investment income                                   1,352         303          688             129           24          208
  Commissions, investment management
   fees, and other income                                 1,164         713          106             134          286          (75)
                                                     ----------    --------     --------   -------------   ----------   ----------
    Total revenues                                        5,013       1,912        1,471           1,191          310          129
                                                     ----------    --------     --------   -------------   ----------   ----------

Benefits and Expenses (1):
  Insurance and annuity benefits                          2,073         527          835             702            -            9
  Interest credited to policyholders'
   account balances                                         422          99          304              18            -            1
  Interest expense                                          100           3            4               2            4           87
  Deferral of acquisition costs                            (343)       (216)          (7)           (143)           -           23
  Amortization of acquisition costs                         212         193            4              35            -          (20)
  Securities operations non-interest expenses               875         645            -             131           85           14
  General and administrative expenses                     1,313         579          279             326          189          (60)
                                                     ----------    --------     --------   -------------   ----------   ----------
    Total benefits and expenses                           4,652       1,830        1,419           1,071          278           54
                                                     ----------    --------     --------   -------------   ----------   ----------

Adjusted operating income before income taxes               361          82           52             120           32           75
                                                     ==========    ========     ========   =============   ==========   ==========

(1) Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                 Prudential [LOGO] Financial


 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)


                                                                    Six Months Ended June 30, 2002
                                       -------------------------------------------------------------------------------------------
                                           Total
                                         Financial         U.S.          Employee                        Asset        Corporate
                                         Services        Consumer        Benefits     International   Management      and Other
                                        Businesses       Division        Division       Division       Division       Operations
                                       --------------  -------------   -------------  -------------  --------------  -------------
 Revenues (1):
   Premiums                                    4,612          1,163           1,427          2,022               -              -
   Policy charges and fee income                 846            614             132            106               -             (6)
   Net investment income                       2,605            574           1,342            349              30            310
   Commissions, investment management
    fees, and other income                     2,152          1,372             220            291             560           (291)
                                       --------------  -------------   -------------  -------------  --------------  -------------
     Total revenues                           10,215          3,723           3,121          2,768             590             13
                                       --------------  -------------   -------------  -------------  --------------  -------------

 Benefits and Expenses(1):
   Insurance and annuity benefits              4,523          1,095           1,788          1,582               -             58
   Interest credited to policyholders'
    account balances                             829            189             592             48               -              -
   Interest expense                              106              1               2              -               4             99
   Deferral of acquisition costs                (698)          (424)            (16)          (298)              -             40
   Amortization of acquisition costs             512            440               8            109               -            (45)
   Securities operations
    non-interest expenses                      1,453          1,081               -            233             134              5
   General and administrative expenses         2,489          1,053             587            718             333           (202)
                                       --------------  -------------   -------------  -------------  --------------  -------------
     Total benefits and expenses               9,214          3,435           2,961          2,392             471            (45)
                                       --------------  -------------   -------------  -------------  --------------  -------------
 Adjusted operating income before
  income taxes                                 1,001            288             160            376             119             58
                                       ==============  =============   =============  =============  ==============  =============


                                                                    Six Months Ended June 30, 2001
                                       -------------------------------------------------------------------------------------------
                                           Total
                                         Financial         U.S.          Employee                        Asset        Corporate
                                         Services        Consumer        Benefits     International   Management      and Other
                                        Businesses       Division        Division       Division       Division       Operations
                                       --------------  -------------   -------------  -------------  --------------  -------------
 Revenues (1):
   Premiums                                    3,625          1,120           1,232          1,271               -              2
   Policy charges and fee income                 875            636             108            135               -             (4)
   Net investment income                       2,649            636           1,393            179              43            398
   Commissions, investment management
    fees, and other income                     2,272          1,468             199            278             596           (269)
                                       --------------  -------------   -------------  -------------  --------------  -------------
     Total revenues                            9,421          3,860           2,932          1,863             639            127
                                       --------------  -------------   -------------  -------------  --------------  -------------

 Benefits and Expenses  (1):
   Insurance and annuity benefits              3,684            983           1,646          1,039               -             16
   Interest credited to policyholders'
    account balances                             804            202             583             19               -              -
   Interest expense                              208              5               6              4               8            185
   Deferral of acquisition costs                (656)          (435)            (13)          (257)              -             49
   Amortization of acquisition costs             454            415               7             73               -            (41)
   Securities operations
    non-interest expenses                      1,692          1,248               -            258             158             28
   General and administrative expenses         2,401          1,166             547            509             363           (184)
                                       --------------  -------------   -------------  -------------  --------------  -------------
     Total benefits and expenses               8,587          3,584           2,776          1,645             529             53
                                       --------------  -------------   -------------  -------------  --------------  -------------
 Adjusted operating income before
  income taxes                                   834            276             156            218             110             74
                                       ==============  =============   =============  =============  ==============  =============

(1) Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

      FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION
                                  (in millions)

                                                                                    As of June 30, 2002
                                                   --------------------------------------------------------------------------------
                                                       Total
                                                     Financial        U.S.       Employee                    Asset       Corporate
                                                     Services       Consumer     Benefits  International   Management    and Other
                                                    Businesses      Division     Division    Division       Division    Operations
                                                   ------------    ----------   ---------  -------------  -----------  ------------
     Assets:
       Total investments                                116,338        26,251      39,557         34,795        6,696         9,039
       Broker-dealer related receivables                  7,091         5,385           -          1,144          266           296
       Deferred policy acquisition costs                  5,859         3,884         104          1,948            -           (77)
       Other assets                                      25,626         6,678       5,513          3,837        4,484         5,114
       Separate account assets                           75,101        25,880      29,762            501       19,585          (627)
                                                   ------------    ----------   ---------  -------------  -----------  ------------
         Total assets                                   230,015        68,078      74,936         42,225       31,031        13,745
                                                   ============    ==========   =========  =============  ===========  ============

     Liabilities:
       Future policy benefits                            40,319         3,189      13,952         22,727            -           451
       Policyholders' account balances                   38,916         9,391      19,987          9,519            -            19
       Debt                                               7,224         2,238         778            954        1,227         2,027
       Other liabilities                                 47,507        20,372       7,526          5,589        9,488         4,532
       Separate account liabilities                      75,101        25,880      29,762            501       19,585          (627)
                                                   ------------     ---------   ---------  -------------  -----------  ------------
         Total liabilities                              209,067        61,070      72,005         39,290       30,300         6,402
                                                   ------------     ---------   ---------  -------------  -----------  ------------

     Guaranteed minority interest in Trust
      holding solely debentures of Parent                   690             -           -              -            -           690

     Attributed Equity:
       Accumulated other comprehensive
        income (loss)                                       937           518         536             46            2          (165)
       Other attributed equity                           19,321         6,490       2,395          2,889          729         6,818
                                                   ------------     ---------   ---------  -------------  -----------  ------------
         Total attributed equity                         20,258         7,008       2,931          2,935          731         6,653
                                                   ------------     ---------   ---------  -------------  -----------  ------------

     Total liabilities and attributed equity            230,015        68,078      74,936         42,225       31,031        13,745
                                                   ============     =========   =========  =============  ===========  ============


                                                                                 As of December 31, 2001
                                                   --------------------------------------------------------------------------------
                                                       Total
                                                     Financial        U.S.       Employee                    Asset       Corporate
                                                     Services       Consumer     Benefits  International   Management    and Other
                                                    Businesses      Division     Division    Division       Division    Operations
                                                   ------------    ----------   ---------  -------------  -----------  ------------
     Assets:
       Total investments                                109,360        26,065      38,279         29,841        5,462         9,713
       Broker-dealer related receivables                  7,802         6,103           -          1,069          318           312
       Deferred policy acquisition costs                  5,538         3,893          93          1,615            -           (63)
       Other assets                                      31,447         6,638       5,223          8,454        2,898         8,234
       Separate account assets                           77,158        28,532      29,172            422       19,679          (647)
                                                   ------------    ----------   ---------  -------------   ----------  ------------
         Total assets                                   231,305        71,231      72,767         41,401       28,357        17,549
                                                   ============    ==========   =========  =============   ==========  ============

     Liabilities:
       Future policy benefits                            39,752         3,158      14,084         22,041            -           469
       Policyholders' account balances                   37,944         8,873      19,238          9,808            -            25
       Debt                                               8,959         2,888         779          1,058        1,767         2,467
       Other liabilities                                 47,156        20,910       6,732          5,429        5,966         8,119
       Separate account liabilities                      77,158        28,532      29,172            422       19,679          (647)
                                                   ------------    ----------   ---------  -------------  -----------  ------------
         Total liabilities                              210,969        64,361      70,005         38,758       27,412        10,433
                                                   ------------    ----------   ---------  -------------  -----------  ------------

     Guaranteed minority interest in Trust
      holding solely debentures of Parent                   690             -           -              -            -           690

     Attributed Equity:
       Accumulated other comprehensive
        income (loss)                                       563           453         518           (171)           2          (239)
       Other attributed equity                           19,083         6,417       2,244          2,814          943         6,665
                                                   ------------    ----------   ---------  -------------  -----------  ------------
         Total attributed equity                         19,646         6,870       2,762          2,643          945         6,426
                                                   ------------    ----------   ---------  -------------  -----------  ------------

     Total liabilities and attributed equity            231,305        71,231      72,767         41,401       28,357        17,549
                                                   ============    ==========   =========  =============  ===========  ============

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

                 SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES
                                  (in millions)

                                          As of June 30, 2002                                As of December 31, 2001
                        -------------------------------------------------------  ---------------------------------------------------
                                          The Prudential                                          The Prudential
                          Prudential      Insurance Co.     Other                  Prudential     Insurance Co.    Other
                        Financial, Inc.   of America(a)   Affiliates    Total    Financial, Inc.  of America(a)  Affiliates   Total
                        ---------------   --------------  ----------  ---------  ---------------  -------------- ----------  -------
Borrowings by use
 of proceeds:

  General corporate
   purposes                           -              305           -        305                -            222           -      222
  Investment related                  -              584           -        584                -            834           -      834
  Securities business
   related                            -            1,031       1,337      2,368                -          1,639       1,484    3,123
  Specified other
   businesses                         -              853         110        963                -          1,141          14    1,155
  Limited recourse
   and non-recourse
   borrowing                          -                -           1          1                -              -          71       71
                        ---------------   --------------  ----------  ---------  ---------------  -------------  ----------  -------
 Total short-term
  debt                                -            2,773       1,448      4,221                -          3,836       1,569    5,405
                        ===============   ==============  ==========  ========== ===============  =============  ==========  =======

Borrowings by type:
  Long-term debt
   due within one
   year                               -              651           -        651                -            753           -      753
  Commercial paper                    -            2,061           -      2,061                -          3,022           -    3,022
  Bank borrowings                     -                -         837        837                -              -       1,324    1,324
  Other short-term
   debt                               -               61         610        671                -             61         174      235
                        ---------------   --------------  ----------  ---------  ---------------  -------------  ----------  -------
    Total general
     obligations                      -            2,773       1,447      4,220                -          3,836       1,498    5,334
    Limited recourse
     and non-recourse
     borrowing                        -                -           1          1                -              -          71       71
                        ---------------   --------------  ----------  ---------  ---------------  -------------  ----------  -------

Total short-term debt                 -            2,773       1,448      4,221                -          3,836       1,569    5,405
                        ===============   ==============  ==========  =========  ===============  =============  ==========  =======

(a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

                                 LONG TERM DEBT
                                  (in millions)

                                                                              As of June 30, 2002
                                                -----------------------------------------------------------------------------------
                                                                                                                Limited
                                                 General               Securities  Specified       Total       Recourse
                                                Corporate  Investment   Business     Other        General      and non-     Total
                                                 Purposes   Related     Related    Businesses   Obligations    Recourse   Borrowing
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
Financial Services Businesses:

  Prudential Financial, Inc.:
    Long-term fixed and floating rate
     notes                                              -           -           -           -             -           -           -
    Hybrid notes                                        -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
        Total                                           -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  The Prudential Insurance Company of
     America (a):
    Surplus notes                                     690           -           -           -           690           -         690
    Long-term fixed and floating rate
     notes                                            600         768         485           -         1,853           -       1,853
    Commercial paper backed by
     long-term credit agreements                        -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
      Total                                         1,290         768         485           -         2,543           -       2,543
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  Long-term debt of other affiliated
     companies                                          -           -           -           -             -         460         460
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  Total long-term debt of Financial
     Services Businesses                            1,290         768         485           -         2,543         460       3,003
                                                =========  ==========  ==========  ==========   ===========    ========   =========

  Ratio of long-term and short-term
     corporate debt to capitalization                 8.1%
                                                =========

Closed Block Business:

  Limited recourse notes of Prudential
     Holdings, LLC                                      -           -           -           -             -       1,750       1,750
                                                =========  ==========  ==========  ==========   ===========    ========   =========

                                                                             As of December 31, 2001
                                                -----------------------------------------------------------------------------------
                                                                                                                Limited
                                                 General               Securities  Specified       Total       Recourse
                                                Corporate  Investment   Business     Other        General      and non-     Total
                                                 Purposes   Related     Related    Businesses   Obligations    Recourse   Borrowing
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
Financial Services Businesses:

  Prudential Financial, Inc.:
    Long-term fixed and floating rate
     notes                                              -           -           -           -             -           -           -
    Hybrid notes                                        -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
        Total                                           -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  The Prudential Insurance Company of
     America (a):
    Surplus notes                                     989           -           -           -           989           -         989
    Long-term fixed and floating rate
     notes                                          1,456         586           -           -         2,042           -       2,042
    Commercial paper backed by
     long-term credit agreements                        -           -           -           -             -           -           -
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
      Total                                         2,445         586           -           -         3,031           -       3,031
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  Long-term debt of other affiliated
     companies                                          -           -           -           -             -         523         523
                                                ---------  ----------  ----------  ----------   -----------    --------   ---------
  Total long-term debt of Financial
     Services Businesses                            2,445         586           -           -         3,031         523       3,554
                                                =========  ==========  ==========  ==========   ===========    ========   =========
  Ratio of long-term and short-term
     corporate debt to capitalization                12.7%
                                                =========

Closed Block Business:

  Limited recourse notes of Prudential
     Holdings, LLC                                      -           -           -           -             -       1,750       1,750
                                                =========  ==========  ==========  ==========   ===========    ========   =========

     (a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

           COMBINED STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

      Year-to-date        %                                                               2001                         2002
 --------------------                                                        ------------------------------    -------------------
    2002       2001     Change                                                 2Q           3Q        4Q          1Q         2Q
 ---------  ---------                                                        -------     --------  --------    -------    --------
                                   Revenues (1):

    1,163       1,120      4%        Premiums                                    575          561       636        558         605
      614         636     -3%        Policy charges and fee income               321          305       318        306         308
      574         636    -10%        Net investment income                       303          304       295        289         285
                                     Commissions, investment management
    1,372       1,468     -7%         fees, and other income                     713          689       676        688         684
 --------   ---------                                                         -------     --------  --------    -------    --------
    3,723       3,860     -4%          Total revenues                          1,912        1,859     1,925      1,841       1,882
 --------   ---------                                                        -------     --------  --------    -------    --------

                                   Benefits and Expenses  (1):
    1,095         983     11%        Insurance and annuity benefits              527          555       605        525         570
                                     Interest credited to policyholders'
      189         202     -6%         account balances                            99           96        98         93          96
        1           5    -80%        Interest expense                              3            2         -          -           1
     (424)       (435)     3%        Deferral of acquisition costs              (216)        (202)     (201)      (202)       (222)
      440         415      6%        Amortization of acquisition costs           193          230       192        194         246
                                     Securities operations non-interest
    1,081       1,248    -13%         expenses                                   645          577       595        539         542
    1,053       1,166    -10%        General and administrative expenses         579          554       649        521         532
 --------   ---------                                                        -------     --------  --------    --------   --------
    3,435       3,584     -4%          Total benefits and expenses             1,830        1,812     1,938      1,670       1,765
 --------   ---------                                                        -------     --------  --------    --------   --------

                                   Adjusted operating income before
      288         276      4%       income taxes                                  82           47       (13)       171         117
 ========   =========                                                        =======     ========  ========    =======    ========


(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

          COMBINING STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

                                                                              Quarter Ended June 30, 2002
                                                  ----------------------------------------------------------------------------------

                                                                                                                  Retail Investments
                                                  Total U.S.  Individual                            Property &  --------------------
                                                  Consumer      Life        Private      Retail      Casualty    Mutual
                                                  Division   Insurance   Client Group  Investments  Insurance   Funds(2)  Annuities
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
Revenues (1):
  Premiums                                              605          65             -           21         519         -         21
  Policy charges and fee income                         308         252             -           56           -         -         56
  Net investment income                                 285         101            45          101          38         1        100
  Commissions, investment management
   fees, and other income                               684          37           476          167           4       150         17
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total revenues                                    1,882         455           521          345         561       151        194
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Benefits and Expenses (1):
  Insurance and annuity benefits                        570         128             -           37         405         -         37
  Interest credited to policyholders'
   account balances                                      96          36             -           60           -         -         60
  Interest expense                                        1           -             -            1           -         1          -
  Deferral of acquisition costs                        (222)        (80)            -          (47)        (95)      (12)       (35)
  Amortization of acquisition costs                     246          63             -           89          94        19         70
  Securities operations non-interest expenses           542           -           542            -           -         -          -
  General and administrative expenses                   532         178             8          207         139       129         78
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total benefits and expenses                       1,765         325           550          347         543       137        210
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Adjusted operating income before income taxes           117         130           (29)          (2)         18        14        (16)
                                                  =========  ==========  ============  ===========  ==========  ========  =========

                                                                              Quarter Ended June 30, 2001
                                                  ----------------------------------------------------------------------------------

                                                                                                                  Retail Investments
                                                  Total U.S. Individual                             Property &  --------------------
                                                  Consumer      Life        Private      Retail      Casualty    Mutual
                                                  Division   Insurance   Client Group  Investments  Insurance   Funds(2)  Annuities
                                                  ---------  ----------  ------------- -----------  ----------  --------  ---------
Revenues (1):
  Premiums                                              575          96             -           13         466         -         13
  Policy charges and fee income                         321         256             -           65           -         -         65
  Net investment income                                 303          97            57          109          40         1        108
  Commissions, investment management
   fees, and other income                               713          29           499          183           2       163         20
                                                  ---------  ----------  ------------  -----------  ----------- --------  ---------
    Total revenues                                    1,912         478           556          370         508       164        206
                                                  ---------  ----------  ------------  -----------  ----------- --------  ---------

Benefits and Expenses(1):
  Insurance and annuity benefits                        527         173             -           25         329         -         25
  Interest credited to policyholders'
   account balances                                      99          34             -           65           -         -         65
  Interest expense                                        3           1             -            2           -         1          1
  Deferral of acquisition costs                        (216)        (77)            -          (37)       (102)      (13)       (24)
  Amortization of acquisition costs                     193          55             -           40          98        19         21
  Securities operations non-interest expenses           645           -           645            -           -         -          -
  General and administrative expenses                   579         205             9          215         150       139         76
                                                  ---------  ----------  ------------  -----------  ----------- --------  ---------
    Total benefits and expenses                       1,830         391           654          310         475       146        164
                                                  ---------  ----------  ------------  -----------  ----------- --------  ---------

Adjusted operating income before income taxes            82          87           (98)          60          33        18         42
                                                  =========  ==========  ============  ===========  =========== ========  =========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

          COMBINING STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

                                                                             Six Months Ended June 30, 2002
                                                  ----------------------------------------------------------------------------------

                                                                                                                  Retail Investments
                                                  Total U.S. Individual                             Property &  --------------------
                                                  Consumer      Life        Private      Retail      Casualty    Mutual
                                                  Division   Insurance   Client Group  Investments  Insurance   Funds(2)  Annuities
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
Revenues (1):
  Premiums                                            1,163         121             -           30       1,012         -         30
  Policy charges and fee income                         614         502             -          112           -         -        112
  Net investment income                                 574         206            90          201          77         1        200
  Commissions, investment management
   fees, and other income                             1,372          69           958          342           3       307         35
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total revenues                                    3,723         898         1,048          685       1,092       308        377
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Benefits and Expenses (1):
  Insurance and annuity benefits                      1,095         257             -           65         773         -         65
  Interest credited to policyholders'
   account balances                                     189          69             -          120           -         -        120
  Interest expense                                        1           -             -            1           -         1          -
  Deferral of acquisition costs                        (424)       (146)            -          (85)       (193)      (22)       (63)
  Amortization of acquisition costs                     440         116             -          130         194        37         93
  Securities operations non-interest expenses         1,081           -         1,081            -           -         -          -
  General and administrative expenses                 1,053         355            15          405         278       257        148
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total benefits and expenses                       3,435         651         1,096          636       1,052       273        363
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Adjusted operating income before income taxes           288         247           (48)          49          40        35         14
                                                  =========  ==========  ============  ===========  ==========  ========  =========

                                                                             Six Months Ended June 30, 2001
                                                  ----------------------------------------------------------------------------------

                                                                                                                  Retail Investments
                                                  Total U.S. Individual                             Property &  --------------------
                                                  Consumer      Life        Private      Retail      Casualty     Mutual
                                                  Division   Insurance   Client Group  Investments  Insurance   Funds(2)  Annuities
                                                  ---------  ----------  ------------- -----------  ----------  --------  ---------
Revenues (1):
  Premiums                                            1,120         183             -           26         911         -         26
  Policy charges and fee income                         636         507             -          129           -         -        129
  Net investment income                                 636         196           127          230          83         2        228
  Commissions, investment management
   fees, and other income                             1,468          59         1,035          371           3       331         40
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total revenues                                    3,860         945         1,162          756         997       333        423
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Benefits and Expenses(1):
  Insurance and annuity benefits                        983         330             -           49         604         -         49
  Interest credited to policyholders'
   account balances                                     202          69             -          133           -         -        133
  Interest expense                                        5           1             -            4           -         2          2
  Deferral of acquisition costs                        (435)       (153)            -          (80)       (202)      (30)       (50)
  Amortization of acquisition costs                     415         117             -          100         198        38         62
  Securities operations non-interest expenses         1,248           -         1,248            -           -         -          -
  General and administrative expenses                 1,166         415            18          429         304       280        149
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------
    Total benefits and expenses                       3,584         779         1,266          635         904       290        345
                                                  ---------  ----------  ------------  -----------  ----------  --------  ---------

Adjusted operating income before income taxes           276         166          (104)         121          93        43         78
                                                  =========  ==========  ============  ===========  ==========  ========  =========

 (1) Revenues exclude realized investment gains, net of losses.
     Benefits and expenses exclude charges related to realized investment gains, net of losses.
 (2) Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

 U. S. CONSUMER DIVISION - LIFE INSURANCE SALES AND RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS AND ANNUITY SALES AND ASSETS UNDER MANAGEMENT
                                  (in millions)

  Year-to-date                                                                                 2001                    2002
-----------------                                                                       ------------------------------------------
   2002    2001                                                                            2Q       3Q       4Q      1Q      2Q
--------  -------                                                                       --------  ------- -------- ------- -------
                                                                                       ----------                         ---------

                    INDIVIDUAL LIFE INSURANCE SALES (1):
    112      123      Variable and universal life                                            58       51       54      55      57
     86       65      Corporate-owned life insurance                                         28      117       17      10      76
     28       21      Term life                                                              11       11       11      13      15
-------- --------                                                                       -------- -------- -------- ------- -------
    226      209            Total                                                            97      179       82      78     148
======== ========                                                                       ======== ======== ======== ======= =======

                    RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS
                    AND ANNUITY SALES AND ASSETS UNDER MANAGEMENT:

                    Mutual Funds:
 57,809   57,764      Beginning total mutual funds assets                                58,168   59,618   56,951  57,809  56,743
  2,374    3,430      Sales (other than money market)                                     2,106      907      936     914   1,460
 (2,455)  (2,305)     Redemptions (other than money market)                              (1,103)  (1,110)  (1,282) (1,116) (1,339)
 (2,418)    (198)     Reinvestment of distributions and change in market value            1,056   (3,840)   2,144      32  (2,450)
 (2,851)     927      Net money market sales                                               (609)   1,376     (940)   (896) (1,955)
-------- --------                                                                       -------- -------- -------- ------- -------
 52,459   59,618      Ending total mutual funds assets                                   59,618   56,951   57,809  56,743  52,459
======== ========                                                                       ======== ======== ======== ======= =======
    (81)   1,125    Net Mutual Funds sales (redemptions) other than money market          1,003     (203)    (346)   (202)    121
======== ========                                                                       ======== ======== ======== ======= =======

                    Wrap-fee Products:
 17,955   19,621      Beginning total wrap-fee product assets                            17,335   18,714   16,141  17,955  18,192
  3,543    4,263      Sales                                                               1,968    1,626    1,563   1,667   1,876
 (2,979)  (3,256)     Redemptions                                                        (1,378)  (1,462)  (1,342) (1,361) (1,618)
 (1,843)  (1,914)     Reinvestment of distributions and change in market value              789   (2,737)   1,593     (69) (1,774)
-------- --------                                                                       -------- -------- -------- ------- -------
 16,676   18,714      Ending total wrap-fee product assets                               18,714   16,141   17,955  18,192  16,676
    924    1,420    Unit investment trust assets at end of period                         1,420    1,168    1,157   1,056     924
-------- --------                                                                       -------- -------- -------- ------- -------
 17,600   20,134    Total wrap-fee and unit investment trust assets at end of period     20,134   17,309   19,112  19,248  17,600
======== ========                                                                       ======== ======== ======== ======= =======
    564    1,007    Net wrap-fee product sales                                              590      164      221     306     258
======== ========                                                                       ======== ======== ======== ======= =======

                    Variable Annuities:
 18,689   21,059      Beginning total account value                                      19,118   19,523   17,190  18,689   18,435
    780      667      Sales                                                                 328      274      330     374      406
 (1,224)  (1,256)     Surrenders, withdrawals and exchange redemptions                     (591)    (552)    (548)   (597)    (627)
 (1,443)    (947)     Change in market value, interest credited, and other activity (2)     668   (2,055)   1,717     (31)  (1,412)
-------- --------                                                                       -------- -------- -------- ------- --------
 16,802   19,523      Ending total account value                                         19,523   17,190   18,689  18,435   16,802
======== ========                                                                       ======== ======== ======== ======= ========
   (444)    (589)     Net redemptions                                                      (263)    (278)    (218)   (223)    (221)
======== ========                                                                       ======== ======== ======== ======= ========

                    Fixed Annuities:
  2,975    2,926      Beginning total account value                                       2,889    2,872    2,865   2,975    2,909
    218       57      Sales                                                                  27       32       31      37      181
    (95)    (124)     Surrenders, withdrawals and exchange redemptions                      (55)     (48)     (44)    (50)     (45)
    (50)      13      Interest credited and other activity (2)                               11        9      123     (53)       3
-------- --------                                                                       -------- -------- -------- ------- --------
  3,048    2,872      Ending account value                                                2,872    2,865    2,975   2,909    3,048
======== ========                                                                       ======== ======== ======== ======= ========
    123      (67)     Net sales (redemptions)                                               (28)     (16)     (13)    (13)     136
======== ========                                                                       ======== ======== ======== ======= ========

                                                                                       ----------                         ---------

(1) Statutory first year premiums and deposits.
(2) The quarter ended March 31, 2002 includes decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes increases in policyholder account values of $429 million for variable annuities and $157 million for fixed annuities as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million in fixed annuities transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

   U. S. CONSUMER DIVISION - LIFE INSURANCE, RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS, AND ANNUITY SALES BY DISTRIBUTION CHANNEL
                                  (in millions)

      Year-to-date                                                                            2001                    2002
-------------------------                                                          ------------------------   --------------------
   2002          2001                                                                2Q        3Q      4Q       1Q           2Q
-----------  ------------                                                          ------    ------  ------   ------      --------
                                                                                 --------                                 --------
                               INDIVIDUAL LIFE INSURANCE SALES(1) BY
                               DISTRIBUTION CHANNEL

    108            111          Prudential Agents                                      54        56      51       53            55
    118             98          Third party distribution                               43       123      31       25            93
-----------  ------------                                                          ------    ------   -----   ------       -------
    226            209               Total                                             97       179      82       78           148
===========  ============                                                          ======    ======  ======   ======       =======

                               RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE
                               PRODUCTS AND ANNUITY SALES BY DISTRIBUTION CHANNEL

                                Mutual funds, excluding wrap-fee products (2):
                                ---------------------------------------------
    314            432           Prudential Agents                                    199       161     150      156           158
    746          1,004           Financial Advisors                                   429       298     300      339           407
  1,277          1,915           Third-party distributors                           1,470       457     479      387           890
     37             79           Other                                                  8        (9)      7       32             5
-----------  ------------                                                          ------    ------   -----   ------       -------
  2,374          3,430               Total                                          2,106       907     936      914         1,460
===========  ============                                                          ======    ======   =====   ======       =======

                                Wrap-fee products:
                                ------------------
    247            219           Prudential Agents                                    110       104     101      115           132
  3,098          3,945           Financial Advisors                                 1,807     1,488   1,404    1,483         1,615
    198             99           Third-party distributors                              51        34      58       69           129
-----------  ------------                                                          ------    ------   -----   ------       -------
  3,543          4,263               Total                                          1,968     1,626   1,563    1,667         1,876
===========  ============                                                          ======    ======   =====   ======       ======

                                Variable and Fixed Annuities:
                                -----------------------------
    742            589           Prudential Agents                                    293       257     298      337           405
    221            130           Financial Advisors                                    58        46      54       63           158
     35              5           Third-party distributors                               4         3       9       11            24
-----------  ------------                                                          ------    ------   -----   ------       -------
    998            724               Total                                            355       306     361      411           587
===========  ============                                                          ======    ======   =====   ======        ======
                                                                                ---------                                ---------

(1)  Statutory first year premiums and deposits.
(2)  Other than money market.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

                U. S. CONSUMER DIVISION - ACCOUNT VALUE ACTIVITY
                                  (in millions)

  Year-to-date                                                                     2001                  2002
----------------                                                           ------------------------ --------------
  2002     2001                                                              2Q       3Q      4Q      1Q      2Q
-------- -------                                                           ------- -------- ------- ------- ------
                    INDIVIDUAL LIFE INSURANCE:

                    Policyholders' Account Balances:
  3,826   3,526       Beginning balance                                     3,578    3,628   3,664   3,826   3,924
    453     372       Premiums and deposits                                   181      194     206     227     226
     43      45       Interest credited                                        21       20      25      20      23
   (273)   (346)      Surrenders and withdrawals                             (174)    (159)   (201)   (135)   (138)
     28      58       Net transfers from separate account                      26       24       7      14      14
    (38)    (28)      Policy charges                                          (14)     (17)    (14)    (16)    (22)
    (47)      1       Benefits and other                                       10      (26)    139     (12)    (35)
-------- -------                                                           ------- -------- ------- ------- -------
  3,992   3,628       Ending balance                                        3,628    3,664   3,826   3,924   3,992
======== =======                                                           ======= ======== ======= ======= =======

                    Separate Account Liabilities:
 13,010  13,892       Beginning balance                                    12,849   13,391  12,021  13,010  13,129
    864     864       Premiums and deposits                                   417      491     419     396     468
   (986)   (528)      Change in market value and interest credited            531   (1,418)  1,031     111  (1,097)
   (256)   (351)      Surrenders and withdrawals                             (179)    (117)   (209)   (124)   (132)
    (75)     (1)      Net transfers (to) from general account                  19      (96)    (10)    (38)    (37)
   (418)   (431)      Policy charges                                         (215)    (210)   (223)   (211)   (207)
    (22)    (54)      Benefits and other                                      (31)     (20)    (19)    (15)     (7)
-------- -------                                                           ------- -------- ------- ------- -------
 12,117  13,391       Ending balance                                       13,391   12,021  13,010  13,129  12,117
======== =======                                                           ======= ======== ======= ======= =======

                    INDIVIDUAL ANNUITIES:

                    Account Values in General Account:
  6,152   5,677       Beginning balance                                     5,624    5,587   5,566   6,152   5,825
    998     724       Premiums and deposits                                   355      306     361     411     587
    143     157       Interest credited                                        79       76      77      72      71
 (1,319) (1,380)      Surrenders and withdrawals                             (646)    (600)   (592)   (647)   (672)
    314     518       Net transfers (to) from separate account (1)            235      240     243      (7)    321
     (3)     (2)      Policy charges                                           (1)      (1)     (2)     (1)     (2)
   (192)   (107)      Benefits and other (2)                                  (59)     (42)    499    (155)    (37)
-------- -------                                                           ------- -------- ------- ------- -------
  6,093   5,587       Ending balance                                        5,587    5,566   6,152   5,825   6,093
======== =======                                                           ======= ======== ======= ======= =======

                    Account Values in Separate Account:
 15,512  18,308       Beginning balance                                    16,383   16,808  14,489  15,512  15,519
    398     511       Premiums and deposits                                   246      206     188     183     215
 (1,341)   (867)      Change in market value and interest credited            717   (2,027)  1,316      51  (1,392)
 (1,057) (1,105)      Surrenders and withdrawals                             (536)    (481)   (478)   (514)   (543)
    345      76       Net transfers from general account (1)                   55       35      47     338       7
   (100)   (115)      Policy charges                                          (57)     (52)    (50)    (51)    (49)
      -       -       Benefits and other                                        -        -       -       -       -
-------- -------                                                           ------- -------- ------- ------- -------
 13,757  16,808       Ending balance                                       16,808   14,489  15,512  15,519  13,757
======== =======                                                           ======= ======== ======= ======= =======


(1) The quarter ended March 31, 2002 includes $314 million of policyholder credits, issued in connection with the Company's demutualization, applied to customer account balances held in the separate account.
(2) The quarter ended March 31, 2002 includes a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes an increase in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement                       Prudential [LOGO] Financial
Second Quarter 2002

           U. S. CONSUMER DIVISION - DEFERRED POLICY ACQUISITION COSTS
                                  (in millions)

  Year-to-date                                                                            2001                          2002
----------------                                                                   ------------------------------------------------
  2002   2001                                                                        2Q         3Q       4Q         1Q         2Q
----------------                                                                   ------------------------------------------------
                   INDIVIDUAL LIFE INSURANCE:
 3,133   3,090       Beginning balance                                              3,088      3,117    3,115     3,133      3,160
   146     153       Capitalization                                                    77         74       74        66         80
  (116)   (117)      Amortization - operating results                                 (55)       (60)     (55)      (53)       (63)
     -       -       Amortization - realized investment gains and losses                -          -        -         -          -
    (8)     (9)      Impact of unrealized (gains) or losses on AFS securities           7        (16)      (1)       14        (22)
------- -------                                                                    -------    ------- --------  --------  ---------
 3,155   3,117       Ending balance                                                 3,117      3,115    3,133     3,160      3,155
======= =======                                                                    =======    ======= ========  ========  =========

                   INDIVIDUAL ANNUITIES:
   628     682       Beginning balance                                                648        655      612       628        654
    63      50       Capitalization                                                    24         24       25        28         35
   (93)    (62)      Amortization - operating results                                 (21)       (51)     (21)      (23)       (70)
     2      (3)      Amortization - realized investment gains and losses               (2)         2       15         1          1
    (2)    (12)      Impact of unrealized (gains) or losses on AFS securities           6        (18)      (3)       20        (22)
------- -------                                                                    -------    ------- --------  --------  ---------
   598     655       Ending balance                                                   655        612      628       654        598
======= =======                                                                    =======    ======= ========  ========  =========

                   PROPERTY & CASUALTY INSURANCE:
   132     137       Beginning balance                                                137        141      137       132        130
   193     202       Capitalization                                                   102         95       93        98         95
  (194)   (198)      Amortization - operating results                                 (98)       (99)     (98)     (100)       (94)
     -       -       Amortization - realized investment gains and losses                -          -        -         -          -
     -       -       Impact of unrealized losses on AFS securities                      -          -        -         -          -
------- -------                                                                    -------    ------- --------  --------  ---------
   131     141       Ending balance                                                   141        137      132       130        131
======= =======                                                                    =======    ======= ========  ========  =========

                   TOTAL U. S. CONSUMER DIVISION:
 3,893   3,909       Beginning balance                                              3,873      3,913    3,864     3,893      3,944
   402     405       Capitalization                                                   203        193      192       192        210
  (403)   (377)      Amortization - operating results                                (174)      (210)    (174)     (176)      (227)
     2      (3)      Amortization - realized investment gains and losses               (2)         2       15         1          1
   (10)    (21)      Impact of unrealized (gains) or losses on AFS securities          13        (34)      (4)       34        (44)
------- -------                                                                    -------    ------- --------  --------  ---------
 3,884   3,913       Ending balance                                                 3,913      3,864    3,893     3,944      3,884
======= =======                                                                    =======    ======= ========  ========  =========

Prudential Financial, Inc.
Quarterly Financial Supplement                       Prudential [LOGO] Financial
Second Quarter 2002

     U. S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE
                       INSURANCE AND PRIVATE CLIENT GROUP
                          (dollar amounts in millions)

  Year-to-date                                                                                     2001                 2002
-----------------                                                                       ------------------------------------------
  2002     2001                                                                            2Q       3Q       4Q       1Q       2Q
-------- --------                                                                       -------  -------  -------  -------  -------
                   Individual Life Insurance:

                    Policy Surrender Experience:

    310      329     Cash value of surrenders                                               149     132      176      162      148

                     Cash value of surrenders as a percentage of mean future
                      policy benefits, policyholders' account balances,
    3.8%     3.8%     and separate account balances                                         3.5%    3.2%     4.4%     3.9%     3.6%


                    Death claims per $1,000 of in-force: (1)
   2.06     1.94     Variable and universal life                                           1.65    2.53     2.01     2.06     2.06
   1.49     1.16     Term life                                                             1.25    2.78     0.86     1.43     1.56
   1.90     1.72     Total, Individual Life Insurance Segment                              1.55    2.61     1.65     1.87     1.94

  Year-to-date                                                                                     2001                 2002
-----------------                                                                       ------------------------------------------
  2002     2001                                                                            2Q       3Q       4Q       1Q       2Q
-------- --------                                                                       -------  -------  -------  -------  -------
                   Private Client Group:

                    Non-Interest Revenues:

    534      616     Commissions                                                            296     252      287      270      264
    356      350     Fees                                                                   168     178      156      177      179
     68       69     Other non-interest revenues                                             35      37       28       35       33
-------- --------                                                                       -------  -------  -------  -------  -------
    958    1,035       Total non-interest revenues                                          499     467      471      482      476
======== ========                                                                       =======  =======  =======  =======  =======

                   Recurring revenue as a percentage of total non-interest
                    revenue (2)                                                            34.4%   35.5%    34.8%    35.5%    36.5%

  3,180    4,800   Average customer margin lending balances                               4,376   4,200    3,470    3,262    3,100


(1)  Annualized, for interim reporting periods.
(2)  Calculated on a trailing 12 month basis excluding Consumer Banking revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement                       Prudential [LOGO] Financial
Second Quarter 2002

  U. S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY
                                   INSURANCE
                          (dollar amounts in millions)

  Year-to-date                                                                                       2001                 2002
-----------------                                                                         -----------------------------------------
  2002     2001                                                                              2Q       3Q      4Q       1Q       2Q
-------- --------                                                                         -------  ------- -------  -------  ------
                   Earned premium:
    766      674     Automobile                                                               346     356     373      372      394
    229      221     Homeowners'                                                              112     113     114      113      116
     17       16     Other                                                                      8       9       8        8        9
-------- --------                                                                         -------- ------- -------  -------  -------
  1,012      911        Total earned premium                                                  466     478     495      493      519
======== ========                                                                         ======== ======= =======  =======  =======

                   Loss ratio(1)(2):
  75.4%    65.8%     Automobile                                                             74.1%   69.1%   81.0%    75.8%    75.1%
  80.0%    69.8%     Homeowners'                                                            60.2%   97.3%   69.0%    72.1%    87.8%
  76.6%    66.3%          Overall                                                           70.5%   75.6%   74.5%    74.8%    78.3%

                   Expense ratio(1) (3):
  27.9%    31.6%     Automobile                                                             31.2%   30.3%   29.5%    28.5%    27.2%
  33.3%    38.4%     Homeowners'                                                            34.8%   34.3%   35.9%    35.3%    31.7%
  29.0%    33.1%          Overall                                                           32.0%   31.3%   31.0%    29.8%    28.2%

                   Combined ratio(4):
 103.3%    97.4%     Automobile                                                            105.3%   99.4%  110.5%   104.3%   102.3%
 113.3%   108.2%     Homeowners'                                                            95.0%  131.6%  104.9%   107.4%   119.5%
 105.6%    99.4%          Overall                                                          102.5%  106.9%  105.5%   104.6%   106.5%

   12.2     25.0   Current accident year catastrophe losses (5)                              24.0    12.8     4.2      4.2      8.0
   1.2%     2.7%   Effect of current accident year catastrophic losses on combined ratio     5.1%    2.7%    0.9%     0.9%     1.5%

                   Accident year combined ratio (6)                                        109.1%  106.9%  107.0%   105.0%   107.1%

(1) Based on statutory data.
(2) Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3) Represents ratio of operating expenses to net written premium.
(4) Represents the sum of loss ratio and expense ratio above.
(5) Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.
(6) Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                 Prudential [LOGO] Financial

         COMBINED STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

  Year-to-date       %                                                                                 2001               2002
----------------                                                                              ----------------------  -------------
 2002     2001     Change                                                                       2Q      3Q      4Q     1Q      2Q
------  --------                                                                              ------  ------  ------  -----  ------
                             Revenues (1):
                                                                                            ---------                       --------
 1,427    1,232      16%       Premiums                                                          622     650     650    702    725
   132      108      22%       Policy charges and fee income                                      55      68      68     71     61
 1,342    1,393      -4%       Net investment income                                             688     671     664    645    697
   220      199      11%       Commissions, investment management fees, and other income         106     110      99    106    114
------   ------                                                                               ------  ------  ------  -----  -----
 3,121    2,932       6%          Total revenues                                               1,471   1,499   1,481  1,524  1,597
------   ------                                                                               ------  ------  ------  -----  -----
                             Benefits and Expenses (1):
 1,788    1,646       9%       Insurance and annuity benefits                                    835     919     838    871    917
   592      583       2%       Interest credited to policyholders' account balances              304     307     311    297    295
     2        6     -67%       Interest expense                                                    4       3       2      1      1
   (16)     (13)    -23%       Deferral of acquisition costs                                      (7)     (7)    (10)    (6)   (10)
     8        7      14%       Amortization of acquisition costs                                   4       2       5      -      8
   587      547       7%       General and administrative expenses                               279     272     311    295    292
------   ------                                                                               ------  ------  ------  -----  -----
 2,961    2,776       7%         Total benefits and expenses                                   1,419   1,496   1,457  1,458  1,503
------   ------                                                                               ------  ------  ------  -----  -----

   160      156       3%     Adjusted operating income before income taxes                        52       3      24     66     94
======   ======                                                                               ======  ======  ======  =====  =====

                                                                                            ---------                       --------

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                 Prudential [LOGO] Financial

         COMBINING STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

                                                              Six Months Ended June 30, 2002        Quarter Ended June 30, 2002
                                                            ---------------------------------- -------------------------------------
                                                               Total                             Total
                                                             Employee                  Other    Employee                   Other
                                                             Benefits     Group      Employee   Benefits      Group       Employee
                                                             Division   Insurance    Benefits   Division    Insurance     Benefits
                                                            ---------- -----------  ---------- ---------- ------------- ------------
Revenues (1):
  Premiums                                                     1,427      1,398          29         725        704           21
  Policy charges and fee income                                  132         94          38          61         42           19
  Net investment income                                        1,342        283       1,059         697        147          550
  Commissions, investment management fees, and other income      220         14         206         114          6          108
                                                            --------   --------     -------    --------   --------      -------
     Total revenues                                            3,121      1,789       1,332       1,597        899          698
                                                            --------   --------     -------    --------   --------      -------

Benefits and Expenses (1):
  Insurance and annuity benefits                               1,788      1,360         428         917        686          231
  Interest credited to policyholders' account balances           592        111         481         295         57          238
  Interest expense                                                 2         (1)          3           1         (1)           2
  Deferral of acquisition costs                                  (16)       (10)         (6)        (10)        (8)          (2)
  Amortization of acquisition costs                                8         (3)         11           8          -            8
  General and administrative expenses                            587        259         328         292        129          163
                                                            --------   --------     -------    --------   --------      -------
    Total benefits and expenses                                2,961      1,716       1,245       1,503        863          640
                                                            --------   --------     -------    --------   --------      -------

Adjusted operating income before income taxes                    160         73          87          94         36           58
                                                            ========   ========     =======    ========   ========      =======

                                                              Six Months Ended June 30, 2001        Quarter Ended June 30, 2001
                                                            ---------------------------------- -------------------------------------
                                                               Total                             Total
                                                             Employee                  Other    Employee                   Other
                                                             Benefits     Group      Employee   Benefits      Group       Employee
                                                             Division   Insurance    Benefits   Division    Insurance     Benefits
                                                            ---------- -----------  ---------- ---------- ------------- ------------
Revenues (1):
  Premiums                                                     1,232      1,211          21         622        619            3
  Policy charges and fee income                                  108         69          39          55         35           20
  Net investment income                                        1,393        273       1,120         688        137          551
  Commissions, investment management fees, and other income      199         11         188         106          5          101
                                                            --------   --------     -------    --------   --------      -------
     Total revenues                                            2,932      1,564       1,368       1,471        796          675
                                                            --------   --------     -------    --------   --------      -------
Benefits and Expenses (1):
  Insurance and annuity benefits                               1,646      1,184         462         835        622          213
  Interest credited to policyholders' account balances           583        106         477         304         53          251
  Interest expense                                                 6         (1)          7           4          2            2
  Deferral of acquisition costs                                  (13)        (7)         (6)         (7)        (4)          (3)
  Amortization of acquisition costs                                7          1           6           4          1            3
  General and administrative expenses                            547        225         322         279        113          166
                                                            --------   --------     -------    --------   --------      -------
    Total benefits and expenses                                2,776      1,508       1,268       1,419        787          632
                                                            --------   --------     -------    --------   --------      -------

Adjusted operating income before income taxes                    156         56         100          52          9           43
                                                            ========   ========     =======    ========   ========      =======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

     EMPLOYEE BENEFITS DIVISION - SALES RESULTS AND ASSETS UNDER MANAGEMENT
                                  (in millions)

  Year-to-date                                                                        2001                    2002
----------------                                                          ----------------------------  -----------------
  2002     2001                                                               2Q        3Q       4Q       1Q        2Q
-------  -------                                                          ---------  --------  -------  -------  --------
                                                                          ---------                              --------
                    GROUP INSURANCE NEW ANNUALIZED PREMIUMS: (1)

   189      321       Group life                                                 33        64       50      162        27
    86       89       Group disability (2)                                       20        33       17       53        33
-------  -------                                                          ---------  --------  -------  -------  --------
   275      410             Total                                                53        97       67      215        60
=======  =======                                                          =========  ========  =======  =======  ========


                    OTHER EMPLOYEE BENEFITS - SALES AND
                    ASSETS UNDER MANAGEMENT:

                    Defined Contribution:

24,640   26,046       Beginning total account value                          24,473    25,319   22,710   24,640    25,337
 1,914    2,178       Sales                                                     923       729      782    1,010       904
(1,572)  (2,056)      Withdrawals                                            (1,021)     (728)    (638)    (817)     (755)
  (946)    (849)      Change in market value and interest credited (3)          944    (2,610)   1,786      504    (1,450)
-------  -------                                                          ---------  --------  -------  -------  --------
24,036   25,319       Ending total account value                             25,319    22,710   24,640   25,337    24,036
=======  =======                                                          =========  ========  =======  =======  ========

   342      122       Net sales (withdrawals)                                   (98)        1      144      193       149
=======  =======                                                          =========  ========  =======  =======  ========

                      Asset management of ending total account value:

                         Proprietary                                         18,287    16,501   17,665   18,107    17,075
                         Non-proprietary                                      7,032     6,209    6,975    7,230     6,961
                                                                          ---------  --------  -------  -------  --------
                           Total                                             25,319    22,710   24,640   25,337    24,036
                                                                          =========  ========  =======  =======  ========


                    Guaranteed Products:

39,825   41,577       Beginning total account value                          40,461    39,920   39,008   39,825    39,400
   765    1,581       Sales                                                   1,181       285      433      259       506
(1,857)  (2,446)      Withdrawals and benefits                                 (877)   (1,123)    (803)    (864)     (993)
   750      972       Change in market value and interest income                646       388      838      355       395
  (311)  (1,764)      Other (4)                                              (1,491)     (462)     349     (175)     (136)
-------  -------                                                          ---------  --------  -------  -------  --------
39,172   39,920       Ending total account value                             39,920    39,008   39,825   39,400    39,172
=======  =======                                                          =========  ========  =======  =======  ========

(1,092)    (865)      Net sales (withdrawals)                                   304      (838)    (370)    (605)     (487)
=======   ======                                                          =========  ========  =======  =======  ========

                      Product composition of ending total account value:

                         Spread-lending products                             19,020    18,841   18,887   18,915    18,869
                         Fee-based products                                  20,900    20,167   20,938   20,485    20,303
                                                                          ---------  --------  -------  -------  --------
                           Total                                             39,920    39,008   39,825   39,400    39,172
                                                                          =========  ========  =======  =======  ========

                                                                          ---------                              --------

(1) Sales results for periods prior to 2002 give effect to quarterly allocation consistent with our current reporting practices.
(2)  Includes long-term care products.
(3) Includes increases to account values of $348 million in the six months ended June 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to common stock received as demutualization consideration. The quarter ended March 31, 2002 also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment. The quarter ended December 31, 2001 includes an increase in account values of $433 million as a result of policyholder credits issued in connection with the Company's demutualization.
(4) Represents changes in asset balances for externally managed accounts. In addition, the quarter ended December 31, 2001 includes an increase in account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company's demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

             EMPLOYEE BENEFITS DIVISION - SUPPLEMENTARY INFORMATION
                          (dollar amounts in millions)


                                                                               2001                      2002
                                                                      --------------------------  ----------------
                                                                          2Q        3Q      4Q       1Q      2Q
                                                                      --------   ------- -------  -------  -------
                                                                     -----------                          ----------
       Future Policy Benefits (1):
         Group life                                                      1,452     1,623   1,664    1,617    1,609
         Group disability (2)                                              101        98     103      137      138
         Other employee benefits                                        12,446    12,498  12,317   12,224   12,205
                                                                      --------   ------- -------  -------  -------
               Total                                                    13,999    14,219  14,084   13,978   13,952
                                                                      ========   ======= =======  =======  =======

       Policyholder Account Balances (1):
         Group life                                                      3,664     3,764   3,805    3,928    4,238
         Group disability (2)                                               41        57      61       58       63
         Other employee benefits                                        15,305    15,208  15,372   15,552   15,686
                                                                      --------   ------- -------  -------  -------
               Total                                                    19,010    19,029  19,238   19,538   19,987
                                                                      ========   ======= =======  =======  =======

       Separate Account Liabilities (1):
         Group life                                                      7,156     7,246   7,634    8,097    7,745
         Group disability (2)                                                -         -       -        -        -
         Other employee benefits                                        22,808    22,189  21,538   22,366   22,017
                                                                      --------   ------- -------  -------  -------
               Total separate account                                   29,964    29,435  29,172   30,463   29,762
                                                                      ========   ======= =======  =======  =======

       Group Life Insurance:
         Gross premiums, policy charges and fee income  (3)                596       637     641      667      664
         Earned premiums, policy charges and fee income                    529       579     551      603      600
         Benefits ratio                                                   94.7%     96.6%   88.6%    91.8%    92.8%
         Administrative operating expense ratio                            9.7%      8.8%   11.2%    10.0%    10.2%
         Persistency ratio                                                98.7%     97.9%   97.4%    97.2%    96.1%

       Group Disability Insurance (2):
         Gross premiums, policy charges and fee income  (3)                131       141     142      150      149
         Earned premiums, policy charges and fee income                    125       129     137      143      146
         Benefits ratio                                                   97.8%     99.2%   94.9%    84.6%    87.7%
         Administrative operating expense ratio                           25.2%     22.0%   25.4%    22.7%    22.8%
         Persistency ratio                                                91.3%     89.4%   88.8%    94.7%    93.0%

                                                                     -----------                          ----------

  (1) As of end of period.
  (2) Group disability amounts include long-term care products.
  (3) Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial


           COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

  Year-to-date        %                                                                              2001                 2002
----------------                                                                            -----------------------  --------------
  2002     2001     Change                                                                     2Q      3Q      4Q      1Q      2Q
-------  -------                                                                            ------- -------  ------  ------ -------
                               Revenues (1):
                                                                                           ---------                       ---------
 2,022    1,271      59%         Premiums                                                       817   1,020   1,046   1,016   1,006
   106      135     -21%         Policy charges and fee income                                  111     102      70      57      49
   349      179      95%         Net investment income                                          129     170     162     164     185
   291      278       5%         Commissions, investment management fees, and other income      134     118     143     149     142
-------  -------                                                                            ------- -------  ------  ------ -------
 2,768    1,863      49%            Total revenues                                            1,191   1,410   1,421   1,386   1,382
-------  -------                                                                            ------- -------  ------  ------ -------

                               Benefits and Expenses (1):
 1,582    1,039      52%         Insurance and annuity benefits                                 702     794     841     783     799
    48       19     153%         Interest credited to policyholders' account balances            18      28      25      24      24
     -        4    -100%         Interest expense                                                 2       2      (2)      -       -
  (298)    (257)    -16%         Deferral of acquisition costs                                 (143)   (133)   (149)   (151)   (147)
   109       73      49%         Amortization of acquisition costs                               35      44      47      65      44
   233      258     -10%         Securities operations non-interest expenses                    131     125     147     114     119
   718      509      41%         General and administrative expenses                            326     370     387     351     367
-------  -------                                                                            ------- -------  ------  ------ -------
 2,392    1,645      45%            Total benefits and expenses                               1,071   1,230   1,296   1,186   1,206
-------  -------                                                                            ------- -------  ------  ------ -------

   376      218      72%       Adjusted operating income before income taxes                    120     180     125     200     176
=======  =======                                                                            ======= =======  ======  ====== =======
                                                                                           ---------                       ---------

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

         COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                 (in millions)

                                                             Six Months Ended June 30, 2002
                                          --------------------------------------------------------------------
                                                          International
                                             Total          Insurance         International     International
                                          International  excl. Gibraltar        Insurance-      Securities and
                                            Division           Life         Gibraltar Life(2)     Investments
                                          -------------  ---------------    -----------------   --------------
Revenues (1):
  Premiums                                        2,022              981                1,041                -
  Policy charges and fee income                     106               50                   56                -
  Net investment income                             349               86                  235               28
  Commissions, investment management
   fees, and other income                           291               14                   34              243
                                          -------------  ---------------    -----------------   --------------
    Total revenues                                2,768            1,131                1,366              271
                                          -------------  ---------------    -----------------   --------------

Benefits and Expenses (1):
  Insurance and annuity benefits                  1,582              730                  852                -
  Interest credited to policyholders'
   account balances                                  48                3                   45                -
  Interest expense                                    -                2                   (2)               -
  Deferral of acquisition costs                    (298)            (224)                 (74)               -
  Amortization of acquisition costs                 109              100                    9                -
  Securities operations non-interest
   expenses                                         233                -                    -              233
  General and administrative expenses               718              334                  331               53
                                          -------------  ---------------    -----------------   --------------
    Total benefits and expenses                   2,392              945                1,161              286
                                          -------------  ---------------    -----------------   --------------
Adjusted operating income before income
 taxes                                              376              186                  205              (15)
                                          =============  ===============    =================   ==============


                                                              Quarter Ended June 30, 2002
                                          --------------------------------------------------------------------
                                                          International
                                              Total         Insurance         International     International
                                          International  excl. Gibraltar        Insurance-      Securities and
                                            Division           Life         Gibraltar Life(2)     Investments
                                          -------------  ---------------    -----------------   --------------
Revenues (1):
  Premiums                                        1,006              495                  511                -
  Policy charges and fee income                      49               21                   28                -
  Net investment income                             185               45                  126               14
  Commissions, investment management
   fees, and other income                           142                4                   18              120
                                          -------------  ---------------    -----------------   --------------
    Total revenues                                1,382              565                  683              134
                                          -------------  ---------------    -----------------   --------------
Benefits and Expenses (1):
  Insurance and annuity benefits                    799              374                  425                -
  Interest credited to policyholders'
   account balances                                  24                2                   22                -
  Interest expense                                    -                1                   (1)               -
  Deferral of acquisition costs                    (147)            (111)                 (36)               -
  Amortization of acquisition costs                  44               48                   (4)               -
  Securities operations non-interest
   expenses                                         119                -                    -              119
  General and administrative expenses               367              165                  176               26
                                          -------------  ---------------    -----------------   --------------
    Total benefits and expenses                   1,206              479                  582              145
                                          -------------  ---------------    -----------------   --------------
Adjusted operating income before income
 taxes                                              176               86                  101              (11)
                                          =============  ===============    =================   ==============


                                                             Six Months Ended June 30, 2001
                                          --------------------------------------------------------------------
                                                          International
                                             Total          Insurance         International     International
                                          International  excl. Gibraltar        Insurance-      Securities and
                                            Division           Life         Gibraltar Life(2)     Investments
                                          -------------  ---------------    -----------------   --------------
Revenues (1):
  Premiums                                        1,271              893                  378                -
  Policy charges and fee income                     135               46                   89                -
  Net investment income                             179               68                   80               31
  Commissions, investment management
   fees, and other income                           278               20                    1              257
                                          -------------  ---------------    -----------------   --------------
    Total revenues                                1,863            1,027                  548              288
                                          -------------  ---------------    -----------------   --------------

Benefits and Expenses (1):
  Insurance and annuity benefits                  1,039              674                  365                -
  Interest credited to policyholders'
   account balances                                  19                2                   17                -
  Interest expense                                    4                4                    -                -
  Deferral of acquisition costs                    (257)            (233)                 (24)               -
  Amortization of acquisition costs                  73               73                    -                -
  Securities operations non-interest
   expenses                                         258                -                    -              258
  General and administrative expenses               509              329                  131               49
                                          -------------  ---------------    -----------------   --------------
    Total benefits and expenses                   1,645              849                  489              307
                                          -------------  ---------------    -----------------   --------------

Adjusted operating income before income
  taxes                                             218              178                   59              (19)
                                          =============  ===============    =================   ==============



                                                              Quarter Ended June 30, 2001
                                          --------------------------------------------------------------------
                                                         International
                                             Total          Insurance         International     International
                                          International  excl. Gibraltar        Insurance-      Securities and
                                            Division           Life         Gibraltar Life(2)     Investments
                                          -------------  ---------------    -----------------   --------------
Revenues (1):
  Premiums                                          817              439                  378                -
  Policy charges and fee income                     111               22                   89                -
  Net investment income                             129               34                   80               15
  Commissions, investment management
   fees, and other income                           134               11                    1              122
                                          -------------  ---------------    -----------------   --------------
    Total revenues                                1,191              506                  548              137
                                          -------------  ---------------    -----------------   --------------

Benefits and Expenses (1):
  Insurance and annuity benefits                    702              337                  365                -
  Interest credited to policyholders'
   account balances                                  18                1                   17                -
  Interest expense                                    2                2                    -                -
  Deferral of acquisition costs                    (143)            (119)                 (24)               -
  Amortization of acquisition costs                  35               35                    -                -
  Securities operations non-interest
   expenses                                         131                -                    -              131
  General and administrative expenses               326              167                  131               28
                                          -------------  ---------------    -----------------   --------------
    Total benefits and expenses                   1,071              423                  489              159
                                          -------------  ---------------    -----------------   --------------

Adjusted operating income before income
  taxes                                             120               83                   59              (22)
                                          =============  ===============    =================   ==============

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through May 31, 2002.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Second Quarter 2002

      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
              (dollar amounts in millions unless otherwise noted)

  Year-to-date                                                                                2001                    2002
-----------------                                                                 ---------------------------  ------------------
  2002      2001                                                                    2Q         3Q       4Q       1Q         2Q
-------   -------                                                                 -------    -------  -------  -------    -------
                                                                                 ---------                               ---------

                      INTERNATIONAL INSURANCE OPERATING DATA:

                     Actual exchange rate basis (1):

                       Net premiums, policy charges and fee income:
    769       755       Japan, excluding Gibraltar Life                               361        376      395      395        374
  1,097       467       Gibraltar Life  (2)                                           467        639      604      558        539
    262       184       All other countries                                           100        107      117      120        142
-------   -------                                                                 -------    -------  -------  -------    -------
  2,128     1,406           Total                                                     928      1,122    1,116    1,073      1,055
=======   =======                                                                 =======    =======  =======  =======    =======

                      Annualized new business premiums:
    144       206       Japan, excluding Gibraltar Life                                92         77       87       77         67
    108        10       Gibraltar Life (2)                                             10         44       56       49         59
    104       108       All other countries                                            60         51       53       53         51
-------   -------                                                                 -------    -------  -------  -------    -------
    356       324           Total                                                     162        172      196      179        177
=======   =======                                                                 =======    =======  =======  =======    =======

                    Constant exchange rate basis (3):

                      Net premiums, policy charges and fee income:
    820       749       Japan, excluding Gibraltar Life                               365        376      401      431        389
  1,178       472       Gibraltar Life (2)                                            472        645      602      603        575
    267       183       All other countries                                           102        106      119      124        143
-------   -------                                                                 -------    -------  -------  -------    -------
  2,265     1,404           Total                                                     939      1,127    1,122    1,158      1,107
=======   =======                                                                 =======    =======  =======  =======    =======

                      Annualized new business premiums:
    153       204       Japan, excluding Gibraltar Life                                93         77       89       84         69
    116        10       Gibraltar Life (2)                                             10         44       56       53         63
    104       108       All other countries                                            61         51       53       55         49
-------   -------                                                                 -------    -------  -------  -------    -------
    373       322           Total                                                     164        172      198      192        181
=======   =======                                                                 =======    =======  =======  =======    =======

                      Face amount of individual policies in force at end of
                      period (in billions):
                        Japan, excluding Gibraltar Life                               120        124      127      130        133
                        Gibraltar Life (2)                                            265        244      232      224        217
                        All other countries                                            32         34       38       41         42
                                                                                  -------    -------  -------  -------    -------
                            Total                                                     417        402      397      395        392
                                                                                  =======    =======  =======  =======    =======

                      Number of individual policies in force at end of period
                      (in thousands):
                        Japan, excluding Gibraltar Life                               892        918      946      973        990
                        Gibraltar Life (2)                                          5,322      5,047    4,911    4,787      4,666
                        All other countries                                           452        492      536      571        609
                                                                                  -------    -------  -------  -------    -------
                            Total                                                   6,666      6,457    6,393    6,331      6,265
                                                                                  =======    =======  =======  =======    =======

                                                                                 ---------                               ---------

(1) Translated based on applicable average exchange rate for the period shown.
(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through May 31,2002.
(3) Translated based on average exchange rates for the year ended December 31, 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement                       Prudential [LOGO] Financial
Second Quarter 2002

            INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
                  (dollar amounts in millions unless otherwise noted)

                                                                                                 2001                    2002
                                                                                      ---------------------------- -----------------
                                                                                          2Q        3Q       4Q       1Q       2Q
                                                                                      ---------  -------- -------  -------  --------

        International insurance policy persistency (1):

            13 months                                                                       93.1%    93.1%    93.2%    93.4%   93.8%
            25 months                                                                       88.9%    88.9%    88.1%    87.8%   86.9%


        Number of Life Planners at end of period (2):
            Japan                                                                          1,853    1,944    1,992    1,994   1,985
            All other countries                                                            1,837    2,055    2,112    2,104   2,222
                                                                                         -------   ------   ------   ------  ------
                Total                                                                      3,690    3,999    4,104    4,098   4,207
                                                                                         =======   ======   ======   ======  ======



        Number of International Retail Financial Advisors at end of period                   632      646      633      632     634

        Assets managed or administered for customers outside of the United States at
         end of period                                                                    66,388   62,642   64,280   63,595  66,921


          (1) Excluding Gibraltar Life.
          (2) Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

          COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)

 Year-to-date     %                                                                                   2001                2002
--------------                                                                               ----------------------  --------------
 2002    2001   Change                                                                        2Q       3Q      4Q     1Q       2Q
------  ------                                                                               -----    -----   -----  -----    -----
                            Revenues (1):
   30      43    -30%         Net investment income                                            24       19      28     16       14
  560     596     -6%         Commissions, investment management fees, and other income       286      273     313    275      285
------  ------                                                                               -----    -----   -----  -----    -----
  590     639     -8%            Total revenues                                               310      292     341    291      299
------  ------                                                                               -----    -----   -----  -----    -----

                            Expenses:
    4       8    -50%         Interest expense                                                  4        3       4      2        2
  134     158    -15%         Securities operations non-interest expenses                      85       70      64     63       71
  333     363     -8%         General and administrative expenses                             189      174     209    163      170
------  ------                                                                               -----    -----   -----  -----    -----
  471     529    -11%           Total expenses                                                278      247     277    228      243
------  ------                                                                               -----    -----   -----  -----    -----

  119     110     8%        Adjusted operating income before income taxes                      32       45      64     63       56
======  ======                                                                               =====    =====   =====  =====    =====


                            Analysis of revenues by source:
                              Investment Management and Advisory Services segment:
   97     107     -9%            Retail customers                                              54       52      51     49       48
  171     201    -15%            Institutional customers                                      104       93      89     84       87
  129     106     22%            General account                                               51       59      77     65       64
------  ------                                                                               -----    -----   -----  -----    -----
  397     414     -4%                   Subtotal                                              209      204     217    198      199
  193     225    -14%         Other Asset Management segment revenues                         101       88     124     93      100
------  ------                                                                               -----    -----   -----  -----    -----
  590     639     -8%            Total revenues                                               310      292     341    291      299
======  ======                                                                               =====    =====   =====  =====    =====

                            Analysis of commissions, investment management fees and
                              other revenues by type:
                              Investment Management and Advisory Services segment:
  354     371     -5%            Asset-based fees                                             188      186     184    176      178
   31      24     29%           Transaction-based and other revenues                           10       12      16     16       15
------  ------                                                                               -----    -----   -----  -----    -----
  385     395     -3%                   Subtotal                                              198      198     200    192      193
  175     201    -13%         Other Asset Management                                           88       75     113     83       92
------  ------                                                                               -----    -----   -----  -----    -----
  560     596     -6%            Total                                                        286      273     313    275      285
======  ======                                                                               =====    =====   =====  =====    =====

         (1) Revenues exclude realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002


                                                     Prudential [LOGO] Financial

         COMBINING STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)

                                                         Six Months Ended June 30, 2002           Quarter Ended June 30, 2002
                                                      ------------------------------------   -------------------------------------
                                                                    Investment                            Investment
                                                       Total Asset  Management                Total Asset Management
                                                       Management   & Advisory  Other Asset   Management  & Advisory   Other Asset
                                                       Division      Services   Management    Division    Services     Management
                                                      -----------  ----------  -----------   -----------  ----------   -----------
Revenues (1):
  Net investment income                                        30          12           18            14           6            8
  Commissions, investment management fees,
   and other income                                           560         385          175           285         193           92
                                                      -----------  ----------  -----------   -----------  ----------   ----------
    Total revenues                                            590         397          193           299         199          100
                                                      -----------  ----------  -----------   -----------  ----------   ----------

Expenses:
  Interest expense                                              4           4            -             2           2            -
  Securities operations non-interest expenses                 134           -          134            71           -           71
  General and administrative expenses                         333         321           12           170         164            6
                                                      -----------  ----------  -----------   -----------  ----------   ----------
    Total expenses                                            471         325          146           243         166           77
                                                      -----------  ----------  -----------   -----------  ----------   ----------

Adjusted operating income before income taxes                 119          72           47            56          33           23
                                                      ===========  ==========   ==========   ===========  ==========   ==========


                                                         Six Months Ended June 30, 2001           Quarter Ended June 30, 2001
                                                      ------------------------------------   -------------------------------------
                                                                   Investment                             Investment
                                                       Total Asset Management                 Total Asset Management
                                                       Management  & Advisory  Other Asset    Management  & Advisory   Other Asset
                                                       Division     Services   Management     Division     Services    Management
                                                      -----------  ----------  -----------   -----------  ----------   ----------
Revenues (1):
  Net investment income                                        43          19           24            24          11           13
  Commissions, investment management fees,
   and other income                                           596         395          201           286         198           88
                                                      -----------  ----------  -----------   -----------  ----------   ----------
    Total revenues                                            639         414          225           310         209          101
                                                      -----------  ----------  -----------   -----------  ----------   ----------

Expenses:
  Interest expense                                              8           8            -             4           4            -
  Securities operations non-interest expenses                 158           -          158            85           -           85
  General and administrative expenses                         363         349           14           189         182            7
                                                      -----------  ----------  -----------   -----------  ----------   ----------
    Total expenses                                            529         357          172           278         186           92
                                                      -----------  ----------  -----------   -----------  ----------   ----------

Adjusted operating income before income taxes                 110          57           53            32          23            9
                                                      ===========  ==========  ===========   ===========  ==========   ==========

(1) Revenues exclude realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial


  ASSETS UNDER MANAGEMENT - INVESTMENT MANAGEMENT AND ADVISORY SERVICES SEGMENT
             (in billions)

                                                                              June 30, 2002
                                                             ---------------------------------------------
                                                                           Fixed       Real
                                                              Equity       Income     Estate       Total
                                                             ---------  ----------- ----------  ----------
                         Retail customers (1)                     38.0         46.7        0.1        84.8
                         Institutional customers (1)              28.5         44.9       10.1        83.5
                         General account (1)                       2.2        112.4        1.4       116.0
                                                             ---------  ----------- ----------  ----------
                                     Total                        68.7        204.0       11.6       284.3
                                                             =========  =========== ==========  ==========

                                                                             June 30, 2001
                                                             ---------------------------------------------
                                                                           Fixed       Real
                                                              Equity       Income     Estate       Total
                                                             ---------  ----------- ----------  ----------
                         Retail customers                         48.4         51.4          -        99.8
                         Institutional customers                  42.4         38.1       10.2        90.7
                         General account                           2.5        105.4        1.4       109.3
                                                             ---------  ----------- ----------  ----------
                                     Total                        93.3        194.9       11.6       299.8
                                                             =========  =========== ==========  ==========

   Year-to-date                                                                                      2001                  2002
------------------                                                                       --------------------------  --------------
 2002       2001                                                                             2Q       3Q       4Q      1Q      2Q
--------  --------                                                                       --------  -------  -------  ------  ------
                     Institutional Assets Under Management: (1)

                     Assets gathered by Asset Management division sales force: (2)
   67.9       74.5      Beginning assets under management                                    70.5     70.4     65.3    67.9    62.6
    5.9        7.1      Additions to managed portfolio                                        3.2      2.4      4.2     3.0     2.9
  (10.9)      (8.0)     Withdrawals                                                          (5.0)    (4.2)    (5.6)   (8.4)   (2.5)
   (2.3)      (3.2)     Change in market value                                                1.7     (3.3)     3.9     0.1    (2.4)
    3.6          -      Net money market flows                                                  -        -      0.1     4.0    (0.4)
   (4.0)         -      Other (2)                                                               -        -        -    (4.0)      -
-------   --------                                                                       --------  -------  -------  ------  ------
   60.2       70.4      Ending assets under management                                       70.4     65.3     67.9    62.6    60.2
   23.3       20.3   Other institutional assets under management (2)                         20.3     19.6     21.2    23.6    23.3
-------   --------                                                                       --------  -------  -------  ------  ------
   83.5       90.7   Total assets managed for institutional customers at end of period       90.7     84.9     89.1    86.2    83.5
=======   ========                                                                       ========  =======  =======  ======  ======

                    (1) Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.
                    (2) Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Asset Management division sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

           INVESTMENT PORTFOLIO COMPOSITION
                     (in millions)
                                                              June 30, 2002                            December 31, 2001
                                                 ----------------------------------------- -----------------------------------------
                                                                Closed  Financial Services               Closed   Financial Services
                                                 Consolidated    Block      Businesses     Consolidated   Block       Businesses
                                                                        ------------------                        ------------------
                                                 Portfolio (1) Business Amount  % of Total Portfolio (1) Business Amount  % of Total
                                                 ------------- -------- ------- ---------- ------------- -------- ------- ----------
   Fixed maturities:
     Public available for sale, at fair value       85,125      29,367   55,758    56.4%      77,807      26,634   51,173   54.5%
     Public held to maturity, at amortized cost      2,218           -    2,218     2.2%         318           -      318    0.3%
     Private available for sale, at fair value      31,604      14,715   16,889    17.1%      32,040      14,428   17,612   18.8%
     Private held to maturity, at amortized cost        47           -       47     0.0%          53           -       53    0.1%
   Trading account assets, at fair value               148           -      148     0.1%         112           -      112    0.1%
   Equity securities, at fair value                  3,179       1,328    1,851     1.9%       2,259         584    1,675    1.8%
   Commercial loans                                 18,924       6,772   12,152    12.3%      19,176       6,106   13,070   13.9%
   Cash collateral for borrowed securities             213           -      213     0.2%           -           -        -    0.0%
   Other long-term investments (2)                   4,861       1,037    3,824     3.9%       5,095       1,082    4,013    4.3%
   Policy loans, at outstanding balance              8,707       5,725    2,982     3.0%       8,570       5,758    2,812    3.0%
   Short term investments, at amortized cost         5,214       2,366    2,848     2.9%       4,854       1,882    2,972    3.2%
                                                 ------------- -------- ------- ---------- ------------- -------- ------- ----------
     Subtotal                                      160,240      61,310   98,930   100.0%     150,284      56,474   93,810  100.0%
                                                                                ==========                                ==========
   Invested assets of other entities and
     operations (3)                                 17,408           -   17,408               15,550           -   15,550
                                                 ------------- -------- -------            ------------- -------- -------
   Total invested assets                           177,648      61,310  116,338              165,834      56,474  109,360
                                                 ============= ======== =======            ============= ======== =======

   Fixed Maturities by Credit Quality(1):

                                                           June 30, 2002                           December 31, 2001
                                                 -----------------------------------       ---------------------------------
                                                    Financial Services Businesses             Financial Services Businesses
                                                 -----------------------------------       ---------------------------------
                                                  Amortized               Estimated        Amortized            Estimated
                                                    Cost       % of Total Fair Value         Cost    % of Total Fair Value
                                                 ------------- ---------- ----------       --------- ---------- ------------
   Public Fixed Maturities:

   NAIC Rating     Rating Agency Equivalent

       1             Aaa, Aa, A                     42,463       74.8%     43,591            36,706     72.6%     37,502
       2             Baa                            11,507       20.2%     11,650            11,286     22.3%     11,484
       3             Ba                              1,833        3.2%      1,820             1,501      3.0%      1,518
       4             B                                 679        1.2%        661               683      1.4%        646
       5             C and lower                        63        0.1%         57               112      0.2%        116
       6             In or near default                269        0.5%        263               246      0.5%        241
                                                 ------------- ---------- ----------       --------- ---------- ------------
              Total                                 56,814      100.0%     58,042            50,534    100.0%     51,507
                                                 ============= ========== ==========       ========= ========== ============

   Private Fixed Maturities:

   NAIC Rating     Rating Agency Equivalent

       1             Aaa, Aa, A                      5,314       32.8%      5,693             5,982     35.1%      6,337
       2             Baa                             7,718       47.7%      8,070             8,148     47.8%      8,399
       3             Ba                              1,633       10.1%      1,668             1,487      8.7%      1,529
       4             B                                 831        5.1%        798               917      5.4%        883
       5             C and lower                       369        2.3%        369               390      2.3%        401
       6             In or near default                330        2.0%        351               112      0.7%        121
                                                 ------------- ---------- ----------       --------- ---------- ------------
              Total                                 16,195      100.0%     16,949            17,036    100.0%     17,670
                                                 ============= ========== ==========       ========= ========== ============

   (1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
   (2) Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
   (3) Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

         FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION
                                  (in millions)

                                                                           June 30, 2002                      December 31, 2001
                                                                    ------------------------             -------------------------
                                                                      Amount      % of Total                Amount     % of Total
                                                                    -----------   ----------             -----------   -----------
          Japanese Insurance Operations:
             Fixed maturities:
                Public available for sale, at fair value                 23,684         71.6%                 20,883         73.8%
                Public held to maturity, at amortized cost                2,218          6.7%                    318          1.1%
                Private available for sale, at fair value                   307          0.9%                     98          0.4%
                Private held to maturity, at amortized cost                  47          0.2%                     53          0.2%
            Trading account assets, at fair value                            95          0.3%                     74          0.3%
            Equity securities, at fair value                              1,156          3.5%                  1,032          3.6%
            Commercial loans                                              3,505         10.6%                  4,255         15.0%
            Cash collateral for borrowed securities                         213          0.6%                      -          0.0%
            Other long-term investments (2)                               1,129          3.4%                  1,001          3.5%
            Policy loans, at outstanding balance                            636          1.9%                    605          2.1%
            Short term investments, at amortized cost                       100          0.3%                      2          0.0%
                                                                    -----------   ----------             -----------   -----------
               Total                                                     33,090        100.0%                 28,321        100.0%
                                                                    ===========   ==========             ===========   ===========

                                                                           June 30, 2002                      December 31, 2001
                                                                    -------------------------            -------------------------
                                                                      Amount      % of Total                Amount      % of Total
                                                                    -----------   -----------            -----------   -----------
          Financial Services Businesses excluding Japanese
          Insurance Operations (1):
             Fixed maturities:
                Public available for sale, at fair value                 32,074         48.7%                 30,290         46.2%
                Public held to maturity, at amortized cost                    -          0.0%                      -          0.0%
                Private available for sale, at fair value                16,582         25.2%                 17,514         26.7%
                Private held to maturity, at amortized cost                   -          0.0%                      -          0.0%
            Trading account assets, at fair value                            53          0.1%                     38          0.1%
            Equity securities, at fair value                                695          1.1%                    643          1.0%
            Commercial loans                                              8,647         13.1%                  8,815         13.5%
            Cash collateral for borrowed securities                           -          0.0%                      -          0.0%
            Other long-term investments (2)                               2,695          4.0%                  3,012          4.6%
            Policy loans, at outstanding balance                          2,346          3.6%                  2,207          3.4%
            Short term investments, at amortized cost                     2,748          4.2%                  2,970          4.5%
                                                                    -----------   ----------             -----------   -----------
               Total                                                     65,840        100.0%                 65,489        100.0%
                                                                    ===========   ==========             ===========   ===========

           (1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
           (2) Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                  Prudential [LOGO] Financial

                FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS
                                  (in millions)

                                                                                    Quarter Ended June 30
                                                            -----------------------------------------------------------------------
                                                                              2002                                2001
                                                            ------------------------------------    -------------------------------
                                                                Investment Income      Realized       Investment Income    Realized
                                                            ------------------------     Gains /    -------------------     Gains /
                                                              Yield(3)       Amount    (Losses)      Yield(3)    Amount    (Losses)
                                                            -----------    ---------   ---------    ---------    ------   ---------
Financial Services Businesses (1):
   Fixed maturities                                                5.19%         922        (86)       5.85%        952        (29)
   Equity securities                                               1.60%           7          9        0.66%          3         22
   Commercial loans                                                7.95%         251         17        7.66%        202         10
   Policy loans                                                    5.68%          41          -        5.46%         39          -
   Short-term investments and cash equivalents                     2.36%          58        (10)       4.11%         85         (8)
   Other investments                                               8.02%          82       (243)       8.79%         74         94
                                                            -----------    ---------   --------     -------     -------   --------
        Gross investment income before investment expenses         5.32%       1,361       (313)       5.87%      1,355         89
        Investment expenses                                       -0.20%         (50)         -       -0.34%        (79)         -
                                                            -----------    ---------   --------     -------     -------   --------
          Subtotal                                                 5.12%       1,311       (313)       5.53%      1,276         89
                                                            ===========                             =======
Investment results of other entities and operations (2)                           63          -                      77          -
Less amount relating to divested businesses                                      (18)         -                      (1)         -
                                                                           ---------   --------                 -------   --------
Total                                                                          1,356       (313)                  1,352         89
                                                                           =========   ========                 =======   ========


                                                                                    Six Months Ended June 30
                                                            -----------------------------------------------------------------------
                                                                              2002                                2001
                                                            ------------------------------------    -------------------------------
                                                                Investment Income      Realized       Investment Income   Realized
                                                            ------------------------     Gains /    -------------------     Gains /
                                                              Yield(3)       Amount    (Losses)      Yield(3)    Amount   (Losses)
                                                            -----------    ---------   ---------    ---------    ------   ---------
Financial Services Businesses (1):
   Fixed maturities                                                5.26%       1,823       (194)       5.80%      1,971          83
   Equity securities                                               1.52%          13        (53)       0.54%          6          68
   Commercial loans                                                7.37%         467         18        6.25%        357          11
   Policy loans                                                    5.63%          80          -        5.51%         78           -
   Short-term investments and cash equivalents                     1.97%         116          7        3.16%        141          (3)
   Other investments                                               5.68%         117       (160)       7.87%        127         181
                                                            -----------    ---------   --------     -------     -------   ---------
        Gross investment income before investment expenses         5.10%       2,616       (382)       5.53%      2,680         340
        Investment expenses                                       -0.23%        (118)         -       -0.40%       (192)          -
                                                            -----------    ---------   --------     -------     -------   ---------
          Subtotal                                                 4.87%       2,498       (382)       5.13%      2,488         340
                                                            ===========                             =======
Investment results of other entities and operations (2)                          127         (1)                     169           -
Less amount relating to divested businesses                                      (20)         -                      (8)          -
                                                                           ---------   --------                 -------   ---------
Total                                                                          2,605       (383)                  2,649         340
                                                                           =========   ========                 =======   =========


(1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2) Investment income of securities brokerage, securities trading, and banking operations.
(3) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for 2002 period reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002                                   Pudential [LOGO] Financial

               FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS -
                         JAPANESE INSURANCE OPERATIONS
                                  (in millions)

                                                                                       Quarter Ended June 30
                                                               --------------------------------------------------------------------
                                                                              2002                              2001
                                                               ---------------------------------- ---------------------------------
                                                                    Investment Income   Realized    Investment Income     Realized
                                                               -----------------------    Gains /  ---------------------- Gains /
                                                                 Yield(1)     Amount    (Losses)   Yield(1)    Amount     (Losses)
                                                               ----------- ----------- ---------- ----------- ----------  ---------
Japanese Insurance Operations:
   Fixed maturities                                                 1.77%         112        (24)      1.29%         46         (5)
   Equity securities                                                0.23%           -        (17)      0.57%          1         19
   Commercial loans                                                 4.29%          42         12       7.39%         54          -
   Policy loans                                                     2.79%           4          -       1.22%          2          -
   Short-term investments and cash equivalents                      1.06%           1        (10)      0.03%          -          1
   Other investments                                                0.34%           2         21       6.45%          8         24
                                                               ----------- ----------- ---------- ----------- ----------  ---------
        Gross investment income before investment expenses          1.98%         161        (18)      2.29%        111         39
        Investment expenses                                        -0.12%          (9)         -      -0.14%         (6)         -
                                                               ----------- ----------- ---------- ----------- ----------  ---------
          Total                                                     1.86%         152        (18)      2.15%        105         39
                                                               =========== =========== ========== =========== ==========  =========

                                                                                      Six Months Ended June 30
                                                               --------------------------------------------------------------------
                                                                              2002                              2001
                                                               ---------------------------------- ---------------------------------
                                                                   Investment Income    Realized     Investment Income    Realized
                                                               -----------------------  Gains /    ---------------------- Gains /
                                                               Yield(1)        Amount   (Losses)   Yield(1)     Amount    (Losses)
                                                               ----------- ----------- ---------- ----------- ----------  ---------
Japanese Insurance Operations:
   Fixed maturities                                                 1.80%         210         (4)      0.86%         68         17
   Equity securities                                                0.62%           3        (73)      0.36%          2         18
   Commercial loans                                                 4.31%          86         14       3.82%         54          -
   Policy loans                                                     2.66%           8          -       1.43%          5          -
   Short-term investments and cash equivalents                      0.59%           5          8       0.02%          -          1
   Other investments                                               -0.20%          (1)       (54)      3.69%          9         12
                                                               ----------- ----------- ---------- ----------- ----------  ---------
        Gross investment income before investment expenses          1.95%         311       (109)      1.31%        138         48
        Investment expenses                                        -0.11%         (17)         -      -0.07%         (7)         -
                                                               ----------- ----------- ---------- ----------- ----------  ---------
          Total                                                     1.84%         294       (109)      1.24%        131         48
                                                               =========== =========== -========= =========== ==========  =========


(1) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for 2002 period reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement                       Prudential [LOGO] Financial
Second Quarter 2002

      FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE
                              INSURANCE OPERATIONS
                                  (in millions)

                                                                                      Quarter Ended June 30
                                                           ---------------------------------------------------------------------
                                                                          2002                             2001
                                                           ---------------------------------- ----------------------------------

                                                               Investment Income   Realized      Investment Income    Realized
                                                           -----------------------  Gains /   ----------------------    Gains /
                                                             Yield(2)     Amount    (Losses)    Yield(2)    Amount     (Losses)
                                                           -----------  ----------  --------  -----------  ---------  ----------
Financial Services Businesses excluding Japanese
Insurance Operations (1):
  Fixed maturities                                               6.98%         810       (62)        7.90%       906         (24)
  Equity securities                                              3.64%           7        26         0.83%         2           3
  Commercial loans                                               9.58%         209         5         7.86%       148          10
  Policy loans                                                   6.45%          37         -         6.64%        37           -
  Short-term investments and cash equivalents                    2.46%          57         -         7.09%        85          (9)
  Other investments                                             11.31%          80      (264)        9.57%        66          70
                                                           ----------    ---------   -------  -----------  ---------  ----------
    Gross investment income before investment expenses           6.84%       1,200      (295)        7.74%     1,244          50
    Investment expenses                                         -0.24%         (41)        -        -0.45%       (73)          -
                                                           ----------    ---------   -------  -----------  ---------  ----------
         Total                                                   6.60%       1,159      (295)        7.29%     1,171          50
                                                           ==========    =========   =======  ===========  =========  ==========
                                                                                   Six Months Ended June 30
                                                           ---------------------------------------------------------------------
                                                                           2002                             2001
                                                           ---------------------------------- ----------------------------------

                                                              Investment Income     Realized     Investment Income    Realized
                                                           -----------------------   Gains /   ---------------------    Gains /
                                                             Yield(2)     Amount    (Losses)    Yield(2)    Amount     (Losses)
                                                           -----------  ----------  --------   ----------  ---------  ----------
Financial Services Businesses excluding Japanese
Insurance Operations (1):
  Fixed maturities                                                7.02%      1,613      (190)       8.00%      1,903         66
  Equity securities                                               2.97%         10        20        0.94%          4         50
  Commercial loans                                                8.78%        381         4        8.06%        303         11
  Policy loans                                                    6.43%         72         -        6.67%         73          -
  Short-term investments and cash equivalents                     2.21%        111        (1)       5.27%        141         (4)
  Other investments                                               8.07%        118      (106)       9.33%        118        169
                                                           -----------     -------    ------     -------     -------    -------
    Gross investment income before investment expenses            6.54%      2,305      (273)       7.69%      2,542        292
    Investment expenses                                          -0.30%       (101)        -       -0.57%       (185)         -
                                                           -----------     -------    ------     -------     -------    -------
          Total                                                   6.24%      2,204      (273)       7.12%      2,357        292
                                                           ===========     =======    ======     =======     =======    =======

(1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

KEY DEFINITIONS AND FORMULAS

1.  Attributed Equity:
----------------------
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

2.  Adjusted operating income before income taxes:
--------------------------------------------------
Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related adjustments; results of divested businesses; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

3.  After-tax adjusted operating income:
----------------------------------------
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4.  Assets Under Management:
----------------------------
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5.  Book value per share of Common Stock:
-----------------------------------------
Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6.  Borrowings - General Corporate Purposes:
--------------------------------------------
Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7.  Borrowings - Investment Related:
------------------------------------
Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8. Borrowings - Securities Business Related:
--------------------------------------------
Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9.  Borrowings - Specified Other Businesses:
--------------------------------------------
Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:
------------------
Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:
--------------------
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:
---------------------------------------
Prudential Financial, Inc.'s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. For the 2001 periods, earnings per share data are presented on a pro forma basis that assumes that shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were outstanding for all such periods. Earnings used in per-share calculations for the 2001 periods have not been adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business. For periods subsequent to 2001, earnings per share is based on the weighted average number of diluted shares outstanding. Stock options are included in the number of diluted shares for the periods they are outstanding based on the treasury stock method. Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for allocation of such expenses. For periods subsequent to the date of demutualization, the net income of each business is modified for cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses, which are determined by a policy servicing fee arrangement that is based upon insurance in force and statutory cash premiums. To the extent actual administrative expenses vary from these cash flow amounts, these differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments are used to adjust net income to determine the earnings available to the Common Stock and the Class B Stock for earnings per share purposes.

13. Financial Advisors (Domestic and International):
----------------------------------------------------
Financial advisors and securities brokers in our securities operations.

14. Financial Advisor Productivity (Domestic):
----------------------------------------------
Private Client Group total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail trading operation divided by the average number of domestic Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:
--------------------
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:
----------------------------
Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative
----------------------------------------------------------------------
Operating Expense Ratios:
-------------------------
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:
------------------------------------------------------------------------
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits:
-----------------------------------
Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20. International Life Planners:
--------------------------------
Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

KEY DEFINITIONS AND FORMULAS

21. New annualized premiums:
----------------------------
Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:
-------------------------------------------
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23. Operating return on average equity:
---------------------------------------
Adjusted operating income after tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24. Policy Persistency - Group Insurance:
-----------------------------------------
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency - International Insurance:
-------------------------------------------------
13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:
----------------------
Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:
----------------------------------
Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:
----------------------------------------------------
For purposes of this ratio, we measure "debt" as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure "total capitalization" as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:
----------------------------------
Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30. Separate Accounts:
----------------------
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:
----------------------
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2002

                                                     Prudential [LOGO] Financial

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS
as of August 6, 2002

                                                                                     Standard &                   Fitch
                                                                          A.M.Best     Poor's       Moody's      Ratings
                                                                        -----------  ----------   ----------   ----------
The Prudential Insurance Company of America                                  A           A+           A1           AA-
PRUCO Life Insurance Company                                                 A           A+           A1           NR*
PRUCO Life Insurance Company of New Jersey                                   A           A+           A1           NR
Prudential Property and Casualty Insurance Company                           A-           A           A1           NR
The Prudential Property & Casualty Insurance Company of New Jersey           A-          NR           A1           NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)                A+          AA-          NR           NR
Gibraltar Life Insurance Company, Ltd.                                       NR           A           A2           NR

CREDIT RATINGS:
as of August 6, 2002

Prudential Financial, Inc.:
  Short-Term Borrowings                                                    AMB-1         A2           P2           F1
  Long-Term Senior Debt                                                      a-          A-           A3            A
  Redeemable Capital Securities                                              a-          A-           A3            A

The Prudential Insurance Company of America :
  Capital and surplus notes, due 2003-2025                                   a-          A-           A3           NR

Prudential Funding, LLC:
  Commercial Paper                                                         AMB-1         A1           P1           NR
  Long-Term Senior Debt                                                      a           A+           A2           NR

Prudential Securities Group, Inc                                             NR          BBB          NR           NR

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:             Investor Information Hotline:

Prudential Financial, Inc.     Dial 877-998-ROCK for additional printed
751 Broad Street               information or inquiries.
Newark, New Jersey 07102


                               Web Site:

                               www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New
   York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New
  York Stock Exchange under the symbol PFA.